UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. _________ )

Filed by the Registrant     ☒
Filed by a Party other than the Registrant     ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

ACETO CORPORATION

(Name of registrant as specified in its charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:

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☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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ACETO CORPORATION
One Hollow Lane
Lake Success, New York 11042-1215
Tel. (516) 627-6000

October 13, 2010

Dear Fellow Shareholder:

I take pleasure in inviting each of you to attend Aceto Corporation’s annual meeting of shareholders to be held on Thursday, December 2, 2010 at 10:00 a.m., Eastern Standard Time, at the Company’s offices, One Hollow Lane, Lake Success, New York.  This year, Aceto will continue to use the “notice and access” method of providing proxy materials to you via the Internet.  On or about October 20, 2010, you will receive a Notice of Internet Availability of Proxy Materials (the “Notice”), which includes instructions regarding voting your shares and requesting a printed copy of our proxy materials.

Please use this opportunity to take part in our affairs by voting on the business to come before this meeting.

I look forward to seeing you at the annual meeting and thank you for your continued support.

Sincerely,

Albert L. Eilender
Chairman of the Board and Chief Executive Officer

ACETO CORPORATION

One Hollow Lane
Lake Success, New York 11042-1215
Tel. (516) 627-6000

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To the Shareholders of Aceto Corporation:

We hereby notify you that the annual meeting of shareholders of Aceto Corporation, a New York corporation (the “Company”), will be held on Thursday, December 2, 2010 at 10:00 a.m., Eastern Standard Time, at the Company’s offices, One Hollow Lane, Lake Success, New York, for the following purposes:

●	to elect six directors to the board of directors to hold office for the following year and until their successors are elected;

●	to approve the Aceto Corporation 2010 Equity Participation Plan;

●	to ratify the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for our fiscal year ending June 30, 2011; and

●	to transact any other business that may properly come before the meeting or any adjournment thereof.

The matters listed in this notice of meeting are described in the accompanying proxy statement.  The Company’s board of directors has fixed the close of business on October 6, 2010 as the record date for this year’s annual meeting.  You must be a shareholder of record at that time to be entitled to notice of the annual meeting and to vote at the annual meeting.

Important notice regarding the availability of Proxy Materials:  The proxy statement and the Company’s Annual Report on Form 10-K for the year ended June 30, 2010 are available electronically to the Company’s shareholders of record as of the close of business on October 6, 2010.

YOUR VOTE IS IMPORTANT.  WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE SUBMIT YOUR PROXY OR VOTING INSTRUCTIONS AS SOON AS POSSIBLE.  FOR SPECIFIC INSTRUCTIONS ON HOW TO VOTE YOUR SHARES, PLEASE REFER TO THE INSTRUCTIONS ON THE NOTICE REGARDING THE AVAILABLITY OF PROXY MATERIALS YOU RECEIVED IN THE MAIL OR, IF YOU REQUESTED TO RECEIVE PRINTED PROXY MATERIALS, YOUR ENCLOSED PROXY CARD.  ANY SHAREHOLDER MAY REVOKE A SUBMITTED PROXY AT ANY TIME BEFORE THE MEETING BY WRITTEN NOTICE TO SUCH EFFECT, BY SUBMITTING A SUBSEQUENTLY DATED PROXY OR BY ATTENDING THE MEETING AND VOTING IN PERSON.  THOSE VOTING BY INTERNET MAY ALSO REVOKE THEIR PROXY BY VOTING IN PERSON AT THE MEETING OR BY VOTING AND SUBMITTING THEIR PROXY AT A LATER TIME BY INTERNET.

By order of the board of directors,

Douglas Roth
Chief Financial Officer and Secretary

Lake Success, New York
October 13, 2010

ACETO CORPORATION

ONE HOLLOW LANE
LAKE SUCCESS, NEW YORK 11042-1215
Tel. (516) 627-6000

PROXY STATEMENT

GENERAL INFORMATION

Information About Proxy Solicitation

This proxy statement is being furnished to holders of shares as of the record date of the common stock, $0.01 par value per share, of Aceto Corporation, a New York corporation (the “Company”), in connection with the Company’s annual meeting to be held on Thursday, December 2, 2010 at 10:00 a.m., Eastern Standard Time, at the Company’s offices, One Hollow Lane, Lake Success, New York. We made this proxy statement available to you because our board of directors is soliciting your proxy to vote your shares at the annual meeting and at any adjournment.  This proxy statement summarizes information that we are required to provide to you under the rules of the United States Securities and Exchange Commission and the NASDAQ Global Select Market, which information is designed to assist you in voting your shares.  The purposes of the meeting and the matters to be acted on are stated in the accompanying notice of annual meeting of shareholders. At present, the board of directors knows of no other business that will come before the meeting.

The Company will bear the cost of its solicitation of proxies. The original solicitation of proxies may be supplemented by personal interview, telephone, and facsimile by the directors, officers and employees of the Company. Arrangements will also be made with brokerage houses and other custodians, nominees and fiduciaries for the forwarding of solicitation material to the beneficial owners of stock held by such persons, and the Company may reimburse those custodians, nominees and fiduciaries for reasonable out-of-pocket expenses incurred by them in doing so.

Information About Voting

Q:           Why am I receiving these materials?

A:
The board of directors has made these proxy materials available to you on the Internet or, upon your request, has delivered printed proxy materials to you, in connection with the Company’s annual meeting of shareholders, which will take place on December 2, 2010. As a shareholder, you are invited to attend the annual meeting and to vote on the items of business described in this proxy statement.

Q:           What information is contained in these materials?

A:
The information included in this proxy statement relates to the proposals to be voted on at the annual meeting, the voting process, the compensation of directors and the most highly paid executive officers, and certain other required information. A copy of our 2010 Form 10-K is also part of the proxy materials.

Q:	Why did I receive a notice in the mail regarding the Internet availability of proxy materials instead of a full set of proxy materials?

A:
In accordance with the “notice and access” rules adopted by the Securities and Exchange Commission, we may now furnish proxy materials, including this proxy statement and our Form 10-K for the year ended June 30, 2010 to our shareholders by providing access to such documents on the Internet instead of mailing printed copies.  Most shareholders will not receive printed copies of the proxy materials unless they request them.  Instead, the Notice, which was mailed to most of our shareholders, will instruct you as to how you may access and review all of the proxy materials on the Internet.  The Notice also instructs you as to how you may access and submit your proxy card.  If you would like to receive a paper or email copy of our proxy materials, you should follow the instructions for requesting such materials in the Notice.

Q:           How do I get electronic access to the proxy materials?

A:
The Notice will provide you with instructions regarding how to access the Notice of Annual Meeting, this Proxy Statement, your proxy card and Form 10-K for the year ended June 30, 2010.  The proxy materials will be available on the Internet starting on October 20, 2010, as described in the Notice.  You will not receive a printed copy of these proxy materials unless you request them in accordance with the instructions provided in the Notice.

Q:           What items of business will be voted on at the annual meeting?

A:
The three items of business scheduled to be voted on at the annual meeting are the election of directors, the approval of the Aceto Corporation 2010 Equity Participation Plan and the ratification of the appointment of the Company’s independent registered public accounting firm.  We will also consider any other business that properly comes before the annual meeting.

Q:	How does the board of directors recommend that I vote?

A:
The board of directors recommends that you vote your shares FOR each of the nominees to the board, FOR the approval of the Aceto Corporation 2010 Equity Participation Plan, and FOR the ratification of the appointment of the Company’s independent registered public accounting firm on the proxy card included with this proxy statement.

Q:	What shares can I vote?

A:
You may vote all shares owned by you as of the close of business on October 6, 2010, the record date. These shares include: (1) shares held directly in your name as a shareholder of record; and (2) shares held for you, as the beneficial owner, through a broker or other nominee, such as a bank.

Q:	Can I vote my shares by filling out and returning the Notice?

A:
No. The Notice identifies the items to be voted on at the Annual Meeting, but you cannot vote by marking the Notice and returning it. The Notice provides instructions on how to vote by (i) Internet, (ii) requesting and returning a paper proxy card or voting instruction card, or (iii) submitting a ballot in person at the meeting.

Q:	What is the difference between holding shares as a shareholder of record and as a beneficial owner?

A:
Most shareholders of the Company hold their shares through a broker or other nominee rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

If your shares are registered directly in your name with the Company’s transfer agent, American Stock Transfer & Trust Company, LLC, you are considered, with respect to those shares, the shareholder of record and the Notice is being sent directly to you by the Company. As the shareholder of record, you have the right to grant your proxy directly to the board of directors or to vote in person at the meeting.

If your shares are held in a brokerage account or by another nominee, you are considered the beneficial owner of shares held in “street name,” and the Notice is being forwarded to you by your broker or nominee. As the beneficial owner, you have the right to direct your broker or nominee how to vote and are also invited to attend the annual meeting. However, since you are not the shareholder of record, you may not vote these shares in person at the meeting unless you obtain a “legal proxy” from the broker or nominee that holds your shares, giving you the right to vote the shares. Your broker or nominee has enclosed or provided voting instructions for you to use in directing the broker or nominee how to vote your shares.

Q:           How can I attend the annual meeting?

A:
You are entitled to attend the annual meeting only if you were a shareholder of the Company or joint holder as of the close of business on October 6, 2010, or you hold a valid proxy for the annual meeting. You should be prepared to present photo identification for admittance. If you are not a record holder but hold shares through a broker or nominee (that is, in “street name”), you should provide proof of beneficial ownership on the record date, such as your most recent account statement prior to October 6, 2010, a copy of the voting instruction card provided by your broker or nominee, or other similar evidence of ownership. If you do not provide photo identification or comply with the other procedures outlined above upon request, you will not be admitted to the annual meeting. The annual meeting will begin promptly at 10:00 a.m. Eastern Standard Time. Check-in will begin at 9:00 a.m., and you should allow ample time for the check-in procedures.

Q:           How can I vote my shares in person at the annual meeting?

A:
You may vote in person at the annual meeting any shares that you hold as the shareholder of record. You may only vote in person shares held in street name if you obtain from the broker or nominee that holds your shares a “legal proxy” giving you the right to vote the shares.

Q:	How can I vote my shares without attending the annual meeting?

A:
Whether you hold shares directly as the shareholder of record or beneficially in street name, you may without attending the meeting direct how your shares are to be voted. If you are a shareholder of record, you may vote by granting a proxy. If you hold shares in street name, you may vote by submitting voting instructions to your broker or nominee.

Q:	Can I change my vote?

A:
You may change your vote at any time prior to the vote at the annual meeting. For shares held directly in your name, you may accomplish this by granting a new proxy bearing a later date (which automatically revokes the earlier proxy) or by attending the annual meeting and voting in person. Attendance at the meeting will not cause your previously granted proxy to be revoked unless you specifically so request. For shares you hold beneficially, you may change your vote by submitting new voting instructions to your broker or nominee or, if you have obtained a “legal proxy” from your broker or nominee giving you the right to vote your shares, by attending the meeting and voting in person. You may also revoke your proxy by sending a written notice of revocation to Mr. Douglas Roth, Chief Financial Officer and Secretary, Aceto Corporation, One Hollow Lane, Lake Success, New York 11042.

Q:           Who can help answer my questions?

A:
If you have any questions about the annual meeting or how to vote or revoke your proxy, you should contact Mr. Terry Steinberg, Vice President, Administration and Assistant Secretary, by mail to Aceto Corporation, One Hollow Lane, Lake Success, New York 11042 or by phone at 516-627-6000.  Also, if you need additional copies of this proxy statement or voting materials, you should contact Mr. Steinberg.

Q:           How are votes counted?

A:
In the election of directors, you may vote FOR all of the six nominees or you may direct your vote to be WITHHELD with respect to one or more of the six nominees.  In the approval of the Aceto Corporation 2010 Equity Participation Plan, you may vote FOR approval of the plan, AGAINST approval or you may ABSTAIN from voting with respect to approval of the plan.   In the ratification of the appointment of the Company’s independent registered public accounting firm, you may vote FOR ratification, AGAINST ratification or you may ABSTAIN from voting with respect to ratification.  If you provide specific instructions, your shares will be voted as you instruct. If you sign your proxy card or voting instruction card or vote over the Internet with no further instructions, your shares will be voted in accordance with the recommendations of the board of directors FOR all of the Company’s nominees, FOR the approval of the Aceto Corporation 2010 Equity Participation Plan, FOR ratification of the appointment of the Company’s independent registered public accounting firm and, in the discretion of the proxy holders, on any other matters that properly come before the meeting. If any other matters properly arise at the meeting, your proxy, together with the other proxies received, will be voted at the discretion of the proxy holders.

Q:           What is a quorum and why is it necessary?

A:
Conducting business at the meeting requires a quorum. The presence, either in person or by proxy, of the holders of one-third of the Company’s shares of common stock outstanding on October 6, 2010 is necessary to constitute a quorum. For the purposes of determining a quorum, shares held by brokers or nominees for whom we receive a signed or electronically transmitted proxy will be treated as present even if the broker or nominee does not have discretionary power to vote on a particular matter, or if instructions were never received from the beneficial owner. These shares are called “broker non-votes.” Abstentions will be counted as present for quorum purposes.

Q:           What is the voting requirement to approve each of the proposals?

A:
In the election of directors, the six persons receiving the highest number of FOR votes at the annual meeting will be elected. Accordingly, votes withheld and broker non-votes do not have the effect of a vote for or against the election of any nominee. You do not have the right to cumulate your votes. For the approval of the Aceto Corporation 2010 Equity Participation Plan and for ratification of the appointment of the Company’s independent registered public accounting firm for our fiscal year ending June 30, 2011 and any other matters that might properly arise at the meeting, the affirmative “FOR” vote of a majority of the total votes cast on the proposal is required for approval. Accordingly, abstentions will have no effect on the approval of the Aceto Corporation 2010 Equity Participation Plan and the ratification of the appointment of the Company’s independent registered public accounting firm. Broker non-votes will have no effect on the approval of the Aceto Corporation 2010 Equity Participation Plan. A list of shareholders entitled to vote at the annual meeting will be available at the annual meeting for examination by any shareholder.

Q:           What should I do if I receive more than one Notice?

A:
You may receive more than one Notice if you hold your shares in more than one brokerage account, or if you are a shareholder of record and your shares are registered in more than one name. Please complete and return a proxy card or voting instruction card for each Notice that you receive.

Q:           Where can I find the voting results of the annual meeting?

A:
Voting results will be announced at the annual meeting and are expected to be posted shortly after the meeting on our website at www.aceto.com.  Voting results will also be reported in a Current Report on Form 8-K, which is expected to be filed with the SEC within four business days after the meeting.

Q:           What happens if additional matters are presented at the annual meeting?

A:
Other than the three items of business described in this proxy statement, we are not aware of any other business to be acted upon at the annual meeting. However, if you grant a proxy, the persons named as proxy holders, Albert L. Eilender, the Company’s Chairman and Chief Executive Officer and Douglas Roth, the Company’s Chief Financial Officer and Secretary, will have the discretion to vote your shares on any additional matters properly presented for a vote at the meeting. If for any unforeseen reason any of our nominees is not available as a candidate for director, the persons named as proxy holders will vote your proxy for any one or more other candidates nominated by the board of directors.

Q:           What shares are entitled to be voted?

A:
Each share of the Company’s common stock issued and outstanding as of the close of business on October 6, 2010, the record date is entitled to be voted on all items being voted on at the annual meeting, with each share being entitled to one vote. On the record date, 25,444,683, shares of the Company’s common stock were issued and outstanding.

Q:           Who will count the votes?

A:	One or more inspectors of election will tabulate the votes.

Q:           Is my vote confidential?

A:
Proxy instructions, ballots, and voting tabulations that identify individual shareholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed, either within the Company or to anyone else, except: (1) as necessary to meet applicable legal requirements; (2) to allow for the tabulation of votes and certification of the vote; or (3) to facilitate a successful proxy solicitation.

Q:           Who will bear the cost of soliciting votes for the annual meeting?

A:
The Company is making this solicitation and will pay the entire cost of preparing, assembling, and printing, mailing and distributing these proxy materials. Certain of our directors, officers and employees, without any additional compensation, may also solicit your vote in person, by telephone or by electronic communication. On request, we will also reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and solicitation materials to shareholders.

Q:           May I propose actions for consideration at next year’s annual meeting of shareholders?

A:
You may submit proposals for consideration at future shareholder meetings. However, in order for a shareholder proposal to be considered for inclusion in the Company’s proxy statement for the annual meeting next year, the written proposal must be received by the secretary of the Company no later than June 21, 2011.  Such proposals also will need to comply with United States Securities and Exchange Commission regulations under Proxy Rule 14a-8 regarding the inclusion of shareholder proposals in company-sponsored proxy materials.

PROPOSAL ONE

ELECTION OF DIRECTORS

THE NOMINEES

The Company’s board of directors is proposing a slate of directors that consists of six incumbent directors. Mr. Stanley H. Fischer has announced his retirement from the Company’s board of directors, effective November 10, 2010.

The nominees are set forth in the table below.
NAME	AGE	POSITION	DIRECTOR SINCE

Albert L. Eilender (1)	67	Chairman and Chief Executive Officer	2000
Vincent G. Miata (1)	57	Chief Operating Officer, President and Director	2009
Robert A. Wiesen (3)(8)	59	Director	1994
Hans C. Noetzli (4)(5)(8)	69	Director	2002
William N. Britton (2)(6)	65	Director	2006
Richard P. Randall (4)(6)(7)	72	Director	2009

(1)
Effective September 8, 2010 Mr. Eilender has been named by the Board of Directors as the Chairman of the Aceto Board and Chief Executive Officer and Mr. Miata continued as Chief Operating Officer and President.

(2)	This director is the chairman of the audit & risk committee.
(3)	This director is the chairman of the compensation committee.
(4)	This director is a member of the audit & risk committee.
(5)	This director is designated the lead independent director.
(6)	This director is a member of the compensation committee.
(7)	This director is the chairman of the nominating and governance committee.
(8)	This director is a member of the nominating and governance committee.

It is the intention of the persons named in the proxy card to vote all shares of common stock for which they have been granted a proxy for the election of the nominees, each to serve as a director for a term of office of one year and until his or her successor shall have been duly elected and qualified.  All the nominees have consented to being named in this proxy statement and to serve as a director if elected.

At the time of the annual meeting, if any of the nominees named above is not available to serve as director (an event that the board of directors does not currently have any reason to anticipate), all proxies will be voted for any one or more other persons that the board of directors designates.  The board of directors believes that it is in the best interests of the Company to elect the above-described slate of directors.

INFORMATION ABOUT THE NOMINEES

No director or executive officer of the Company is related to any other director or executive officer.  None of the Company’s officers or directors hold any directorships in any other public company, except for Mr. Noetzli, who is a member of the board of directors of Synthetech, Inc. and Mr. Randall, who is a member of the board of directors of Steven Madden, Ltd.  A majority of our board members are independent based on the definition of independence in Listing Rule 5605(a)(2) of The NASDAQ Stock Market.

Set forth below is the principal occupation and employment of the nominees, the business experience of each for at least the past five years and certain other information relating to the nominees.

Albert L. Eilender.   Mr. Eilender has been Chairman and Chief Executive Officer since September 2010. Prior to that, Mr. Eilender was the Company’s lead independent director since 2005 and since October 2009, served as the Non-Executive Chairman of the Board.  He is the sole owner of Waterways Advisory Services, a firm specializing in advising companies on developing and evaluating options relative to mergers, acquisitions and strategic partnerships in the chemical industry. Mr. Eilender has not been active in the operations of this enterprise since October 2009. He has more than 30 years of diverse senior level experience in the specialty and pharmaceutical industry and has had direct financial responsibility for managing businesses up to $300 million in revenues, with significant experience in mergers, acquisitions and joint ventures, both domestically and internationally.  He has also served on the boards of numerous industry trade associations during his career. We believe that Mr. Eilender’s past 20 years of industry experience in executive management for operations within all three segments of Aceto’s business, as well as operations in North America, Europe and Asia, coupled with his experience in the areas of business consultation and mergers and acquisitions, and his service on the Board of the Company since 2000, give him the qualifications and skills to serve as one of our directors. In addition, as a director of Aceto he has demonstrated leadership within the Board and the ability to work effectively with management to create unity of effort.

Vincent G. Miata. Mr. Miata has served on the Board of Directors since December 2009 and has been President since January 2009 and Chief Operating Officer since September 2010. Mr. Miata also served as Chief Executive Officer from November 2009 to September 2010. Since 2001, prior to his appointment as President, Mr. Miata served as Senior Vice President of the Company.  Mr. Miata joined the Company in 1979 as a sales/marketing representative and held various positions within the Company including Product Manager and Vice President. Mr. Miata has been associated with Aceto for over 30 years and brings to the Board extensive knowledge about our business operations. Mr. Miata’s long tenure at Aceto gives give him the qualifications and skills to serve as one of our directors.

Robert A. Wiesen.   Mr. Wiesen is a senior partner in the law firm of Clifton Budd & DeMaria and has practiced employment law for over thirty years. In the course of his law practice, he has represented employers in many industries and gained valuable business, financial, management, human resources and compensation and benefits experience in the process. He is a member of the American Bar Association and has written and lectured extensively on employment law issues over the years. Mr. Wiesen received his legal and undergraduate degrees magna cum laude and cum laude and has received many honors including Phi Beta Kappa membership and the American Jurisprudence Award for Labor Law. We believe that Mr. Wiesen’s legal and business experience, as well as his service on the Board of the Company since 1994, give him the qualifications and skills to serve as one of our directors.

Hans C. Noetzli.  Mr. Noetzli is the former Chairman of Schweizerhall, Inc., a wholly owned subsidiary of Schweizerhall Holding AG, Basel, Switzerland.  Mr. Noetzli holds a degree in Business Administration.  He has more than 30 years of experience in the fine chemicals industry.  Prior to his role as Chairman of Schweizerhall, Inc., he served in many executive functions of the Alusuisse-Lonza Group, among them as Chief Executive Officer of Lonza Inc. for 16 years and he was a member of the executive committee of the worldwide Alusuisse-Lonza Group located in Zurich, Switzerland.  Mr. Noetzli also served on the board of directors of the Chemical Manufacturing Association, the Swiss-American Chamber of Commerce, New York, as well as other industry associations.  Currently, he is a member of the board of directors of IRIX Pharmaceuticals, Inc., a privately owned developer and manufacturer of active pharmaceutical ingredients and he is a member of the board of directors of Synthetech, Inc., a fine chemicals company specializing in organic synthesis, biocatalysis and chiral technologies. We believe that Mr. Noetzli’s extensive experience in the fine chemicals industry, and executive-level experience, as well as the valuable business knowledge he brings regarding the issues facing a board of directors and his service on the Board of the Company since 2002, give him the qualifications and skills to serve as one of our directors. In addition, his broad international experience, coupled with his fluency in 3 languages, adds to the diversity of the Board.

William N. Britton.  Mr. Britton is the sole owner of TD AIM, LLC through which he is involved in a variety of activities surrounding financial consulting and private equity investing.  Mr. Britton is also a Vice Chairman of P and E Capital, Inc., a management company involved in real estate.  Previously, Mr. Britton was a Senior Vice President with JP Morgan Chase.  He has over 30 years of commercial lending experience ranging from large syndicated financings with Fortune 500 companies to privately owned businesses, with significant experience in private equity related transactions, asset based lending arrangements, leasing and many other forms of secured lending.  He is a former Vice President-Finance for the Boy Scouts of America (Manhattan Council) and is on the board of the Rutgers Business School.    We believe that Mr. Britton’s finance and business consultation and executive-level management experience, as well as his service on the Board of the Company since 2006 give him the qualifications and skills to serve as one of our directors.

Richard P. Randall.  Mr. Randall is the former Chief Operating Officer and Chief Financial Officer of Direct Holdings Worldwide, LLC, the parent company of Lillian Vernon Corp. and Time-Life, from 2002 until 2005. Prior to that, Mr. Randall was the Chief Financial Officer of Coach, Inc. from 2000 to 2001 and the Chief Financial Officer of Lillian Vernon Corp. from 1998 to 2000. Mr. Randall holds a degree in accounting and is a Certified Public Accountant.  He has more than 40 years of experience in various accounting and finance positions. Mr. Randall joined Aceto’s board in May 2009 and currently serves as chair of its Nominating & Governance Committee and as a member of the Audit & Risk Committee as well as its Compensation Committee. Mr. Randall serves as the Chairman of the Audit Committee of the Board of Directors for Steven Madden, Ltd. since 2006. Mr. Randall is also the Chairman of the Audit Committee of the Board of Directors for The Burke Rehabilitation Hospital in White Plains, NY where he has served since 2005.  Mr. Randall also served as a director and chair of the Audit Committee for two unrelated Chinese companies publicly traded in the US, Universal Travel Group and Home Systems Group, from 2007 until 2008 when he resigned from these boards. We believe that Mr. Randall’s executive-level and director experience, as well as his experience in the areas of accounting and corporate finance, as well as financial reporting, give him the qualifications and skills to serve as one of our directors.

INFORMATION ABOUT THE COMPANY’S COMMITTEES

Board Leadership Structure and Role in Risk Oversight

Since September 2010, Albert L. Eilender has served as both Chairman of the Board and Chief Executive Officer. Prior to that, the Company had separated the office of Chairman of the Board from that of Chief Executive Officer. As Chairman and Chief Executive, Mr. Eilender assumed leadership for all aspects of Aceto Corporation. He concentrates on strategic issues, long range planning and acquisition activity, while continuing to coordinate the Board of Directors' agenda, and investor relations. This structural change is designed to sharpen the focus on all aspects of the Company's business and to aid in developing a cohesive succession plan throughout the Company's hierarchy. At this time, our Board believes that Mr. Eilender’s combined role as Chairman of the Board and Chief Executive Officer enables us to benefit from Mr. Eilender’s significant industry knowledge and experience, while at the same time providing unified leadership and direction for our Board and executive management without duplication of effort and cost.   Hans C. Noetzli is currently our lead independent director. Prior to him, Mr. Eilender was the lead independent director. In that role, Mr. Noetzli serves as a liaison between the Chairman of the Board and the independent directors of the Board. Although we do not have a formal policy on whether the same person should (or should not) serve as both the Chairman of the Board and Chief Executive Officer, we may, under different circumstances, consider whether it is more appropriate to separate the positions in recognition of the difference between the two roles.

The Board of Directors has an active role, directly and through the Board’s committee structure, in the oversight of the Company’s risk management efforts. The audit & risk committee assists the Board of Directors in performing its oversight responsibilities relating to the Company’s processes and policies with respect to identifying, monitoring, assessing, reporting on, managing and controlling the Company’s business and financial risk. The committee oversees, reviews, monitors and assesses (including through regular reports by, and discussions with, management), the Company’s processes and policies for risk identification, risk assessment, reporting on risk, risk management and risk control (including with respect to risks arising from the Company’s compensation policies and practices and in connection with the business and operations of its subsidiaries), and the steps that management has taken to identify, assess, monitor, report on, manage and control risks. The Committee also discusses with management the balancing of risk versus reward to the Company and areas of specific risk identified by management and/or the committee.

Audit & Risk Committee

The audit & risk committee is comprised of William N. Britton (Chairman), Richard P. Randall and Hans C. Noetzli.   The audit & risk committee is responsible for recommending the Company’s independent registered public accounting firm and reviewing management actions in matters relating to audit functions.  The committee reviews with the Company’s independent registered public accounting firm the scope and results of its audit engagement and the Company’s system of internal controls and procedures.  The committee also reviews the effectiveness of procedures intended to prevent violations of laws.  The committee also reviews, prior to publication, our quarterly earnings releases and reports to the SEC on Form 10-K and Form 10-Q.  The report of the audit & risk committee for fiscal year 2010 can be found below.

The audit & risk committee, consistent with the Sarbanes-Oxley Act of 2002 and the rules adopted thereunder, also meets with management and the auditors prior to the filing of officers’ certifications with the SEC to request information concerning, among other things, significant deficiencies in the design or operation of internal controls, if any.

The audit & risk committee assists the Board of Directors in performing its oversight responsibilities relating to the Company’s processes and policies with respect to identifying, monitoring, assessing, reporting on, managing and controlling the Company’s business and financial risk. The audit & risk committee discusses with the Company’s senior risk officer, and other members of management responsible for managing risk, areas of specific risk identified by management and/or the Committee.

Our board has determined that all audit & risk committee members are independent under applicable SEC regulations, and based on the definition of independence in Listing Rule 5605(a)(2) of The NASDAQ Stock Market. Our board of directors has determined that Mr. Britton qualifies as an “audit committee financial expert” as that term is used in SEC regulations.  The audit & risk committee operates under a formal charter that governs its duties and conduct and is published on the Company’s corporate website – www.aceto.com.

The audit & risk committee has adopted a Non-Retaliation Policy and a Complaint Monitoring Procedure to enable confidential and anonymous reporting regarding financial irregularities, if any.

Nominating and Governance Committee

The nominating and governance committee is comprised of Richard P. Randall (Chairman), Robert A. Wiesen and Hans C. Noetzli, each of whom is an “independent director” based on the definition of independence in Listing Rule 5605(a)(2) of The NASDAQ Stock Market. The nominating and governance committee addresses Board organizational issues and reviews the Company’s corporate governance framework. In addition, the committee searches for persons qualified to serve on the Board of Directors and monitors, assesses and makes recommendations to the Board annually with respect to the leadership structure of the Board. While the nominating and governance committee does not have a formal policy on diversity for members of the Board of Directors, the nominating and governance committee considers diversity of background, experience and qualifications in evaluating prospective Board members.  The committee will evaluate the suitability of potential nominees for membership on the Board, taking into consideration the Board’s current composition, including expertise, diversity, and balance of inside, outside and independent directors, and considering the qualifications and criteria established by the Board. In selecting the director nominees, the Board endeavors to establish a diversity of background and experience in a number of areas of core competency, including business judgment, management, accounting and finance, knowledge of the industries in which the Company operates, strategic vision, knowledge of international markets, and other areas relevant to the Company’s business.

The nominating and governance committee operates under a formal charter that governs its duties and conduct and is published on the Company’s corporate website – www.aceto.com.

Shareholders wishing to directly recommend candidates for election to the board of directors at an annual meeting must do so by giving notice in writing to Richard P. Randall, Chairman of the Nominating and Governance Committee, One Hollow Lane, Lake Success, New York 11042. Any such notice must, for any given annual meeting, be delivered to the Chairman not less than 120 days prior to the anniversary of the preceding year's annual meeting. The notice must state (1) the name and address of the shareholder making the recommendations, (2) the name, age, business address, and residential address of each person recommended, (3) the principal occupation or employment of each person recommended, (4) the class and number of shares of Aceto that are beneficially owned by each person recommended and by the recommending shareholder, (5) any other information concerning the persons recommended that must be disclosed in nominee and proxy solicitations in accordance with Regulation 14A of the Securities Exchange Act of 1934, and (6) a signed consent of each person recommended stating that he or she consents to serve as a director of the Company if elected.

The nominating and governance committee will consider and vote on any recommendations so submitted. In considering any person recommended by a shareholder, the committee will look for the same qualifications that it looks for in any other person that it is considering for a position on the board of directors.

Any shareholder nominee proposed by the board of directors for election at the next annual meeting of shareholders will be included in the company's proxy statement for that annual meeting.

Compensation Committee

The compensation committee is comprised of Robert A. Wiesen (Chairman), William N. Britton and Richard P. Randall, each of whom is an “independent director” based on the definition of independence in Listing Rule 5605(a)(2) of The NASDAQ Stock Market. The compensation committee conducts reviews of the compensation of the directors, Chief Executive Officer and other senior executive officers of the Company including evaluating and approving those officers’ benefits, bonus, incentive compensation, severance, equity-based compensation, and other compensation arising from other programs of the Company. The committee meets as often as the committee determines, but not less frequently than annually. The committee may delegate a portion of its authority to a subcommittee or subcommittees. The committee shall have the exclusive authority, to retain any compensation consultants to be used to assist the committee in the evaluation and determination of the Company’s compensation for its Chief Executive Officer, other senior executive officers and board members.

The compensation committee operates under a formal charter that governs its duties and conduct.  The charter is published on the Company’s corporate website – www.aceto.com.

Board and Committee Meetings

During the Company’s fiscal year ended June 30, 2010, the board of directors held seven meetings and acted by unanimous written consent two times.  Each director attended each of the board meetings and at least 75% of the meetings of the board committees on which he served.

At each scheduled meeting of the board of directors, the independent members of the board of directors meet separately in executive session without management being present.  A lead independent director elected by the independent directors is responsible for chairing such executive sessions.  Currently the lead independent director is Hans C. Noetzli.

During the Company’s fiscal year ended June 30, 2010, both the audit & risk committee and the compensation committee each met five times and the nominating and governance committee met two times.

Director Attendance at Annual Meetings

Our directors are encouraged, but not required, to attend the annual meeting of shareholders. All of our directors attended the 2009 annual meeting of shareholders.

Communications by our Shareholders to the Board of Directors

Our board of directors recommends that shareholders direct to the Company’s secretary any communications intended for the board of directors. Shareholders can send communications by e-mail to droth@aceto.com, by facsimile to (516) 627-6093, or by mail to Douglas Roth, Chief Financial Officer and Secretary, Aceto Corporation, One Hollow Lane, Lake Success, New York 11042.

This centralized process will assist the board in reviewing and responding to shareholder communications in an appropriate manner. If a shareholder wishes to direct any communication to a specific board member, the name of that board member should be noted in the communication. The board of directors has instructed the secretary to forward shareholder correspondence only to the intended recipients, but the board has also instructed the secretary to review all shareholder correspondence and, in his discretion, not forward any items that he deems to be of a commercial or frivolous nature or otherwise inappropriate for the board's consideration. Any such items may be forwarded elsewhere in the Company for review and possible response.

CORPORATE GOVERNANCE

The Company operates within a comprehensive plan of corporate governance for the purpose of defining responsibilities, setting high standards of professional and personal conduct and assuring compliance with those responsibilities and standards.  In July 2002, Congress passed the Sarbanes-Oxley Act of 2002 which, among other things, establishes, or provides the basis for, a number of new corporate governance standards and disclosure requirements.  In addition, the NASDAQ Stock Market has corporate governance and listing requirements.  The board of directors has initiated numerous actions consistent with these rules and will continue to regularly monitor developments in the area of corporate governance.

Code of Ethics for Worldwide Financial Management

The Company has adopted a Code of Ethics for Worldwide Financial Management that sets forth standards of ethics for the Company’s principal executive officer and senior financial officers, violations of which are reported to the audit & risk committee.  This Code of Ethics is published on the Company’s corporate website – www.aceto.com.

Code of Business Conduct for all Aceto Employees

The Company has adopted a Code of Business Conduct and Ethics for all Aceto directors and employees that includes provisions ranging from restrictions on gifts to conflicts of interest. All employees are required to affirm in writing their acceptance of the code.  This Code of Business Conduct and Ethics is in accordance with NASDAQ Qualitative Listing Requirement 4350(n) and is published on the Company’s corporate website – www.aceto.com.

Disclosure Committee

The Company has formed a disclosure committee, comprised of senior management, including senior financial personnel, to formalize processes to ensure accurate and timely disclosure in Aceto’s periodic reports filed with the United States Securities and Exchange Commission and to implement certain disclosure controls and procedures.  The disclosure committee operates under a formal charter that governs its duties and conduct.  The charter is published on the Company’s corporate website – www.aceto.com.

Personal Loans to Executive Officers and Directors

The Company’s policy has always been to not extend personal loans or other terms of personal credit to its directors and officers, and is in compliance with the legislation prohibiting such personal loans and other forms of personal credit.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Pursuant to Section 16 of the Exchange Act, the Company's directors and executive officers and beneficial owners of more than 10% of the Company's Common Stock are required to file certain reports, within specified time periods, indicating their holdings of and transactions in the Common Stock and derivative securities.  Based solely on a review of such reports provided to the Company and written representations from such persons regarding the necessity to file such reports, the Company is not aware of any failures to file reports or report transactions in a timely manner during the Company's fiscal year ended June 30, 2010.

EXECUTIVE OFFICERS

The executive officers of Aceto, and their ages, as of October 6, 2010, are as follows:

Name	Age	Position
Albert L. Eilender	67	Chairman and Chief Executive Officer
Vincent G. Miata	57	Chief Operating Officer and President
Douglas Roth	53	Chief Financial Officer
Frank DeBenedittis	56	Executive Vice President
Michael Feinman	62	President, Aceto Agricultural Chemicals Corp.
Ulf Bender	67	Managing Director, Pharma Waldhof GmbH
Raymond Bartone	48	Vice President, Nutritional
Brian Shapiro	45	Vice President, Pharmaceutical Intermediates
Jan Van Eis	52	Vice President, International Operations
Roger Weaving, Jr.	51	Vice President, Specialty Chemicals

Albert L. Eilender.   Mr. Eilender has been Chairman and Chief Executive Officer since September 2010. Prior to that, Mr. Eilender was the Company’s lead independent director since 2005 and since October 2009, served as the Non-Executive Chairman of the Board.  He is the sole owner of Waterways Advisory Services, a firm specializing in advising companies on developing and evaluating options relative to mergers, acquisitions and strategic partnerships in the chemical industry. Mr. Eilender has not been active in the operations of this enterprise since October 2009. He has more than 30 years of diverse senior level experience in the specialty and pharmaceutical industry and has had direct financial responsibility for managing businesses up to $300 million in revenues, with significant experience in mergers, acquisitions and joint ventures, both domestically and internationally.  He has also served on the boards of numerous industry trade associations during his career.

Vincent G. Miata. Mr. Miata has served on the Board of Directors since December 2009 and has been President since January 2009 and Chief Operating Officer since September 2010. Mr. Miata also served as Chief Executive Officer from November 2009 to September 2010. Since 2001, prior to his appointment as President, Mr. Miata served as Senior Vice President of the Company.  Mr. Miata joined the Company in 1979 as a sales/marketing representative and held various positions within the Company including Product Manager and Vice President.

Douglas Roth. Mr. Douglas Roth has been Senior Vice President, Chief Administrative Officer and Chief Financial Officer since March, 2010 and had previously been Vice President and Chief Financial Officer since joining the Company in May, 2001. Prior to joining the Company, Mr. Roth was the Vice President and Chief Financial Officer of CitySprint 1-800 Deliver from September 1998 through April 2001.

Frank DeBenedittis.  Mr. DeBenedittis has served as Executive Vice President since January 2009 and as Senior Vice President of the Company since 2001.  Mr. DeBenedittis joined the Company in 1979 as a marketing assistant and held various positions within the Company including Assistant Product Manager, Product Manager, Assistant Vice President and Vice President.

Michael Feinman. Mr. Feinman has served as President of Aceto Agricultural Chemicals Corp. since August 2000. Mr. Feinman joined the Company in 1973 as a Sales Representative and held various positions within the Company including Assistant Product Manager, Product Manager, Assistant Vice President and Vice President. In September 2010, Mr. Feinman announced his retirement effective June 30, 2012.

Ulf Bender. Mr. Bender has served as Managing Director for the Pharma Waldhof GmbH (a wholly owned Aceto subsidiary located in Düsseldorf, Germany, acquired in January 2004) since January 1979. Prior to being Managing Director, Mr. Bender held the position of Commercial Director since April 1976. Mr. Bender joined Pharma Waldhof in April 1974 as assistant to its former Chief Executive Director to create and to establish an independent legal entity under the name of Pharma Waldhof GmbH.

Raymond Bartone. Mr. Bartone has been Vice President, Nutritional since July 2005. Mr. Bartone joined the Company in 1991 as a sales representative and held various positions within the Company.  Mr. Bartone has a B.A. in Chemistry from Manhattanville College and a M.S. in Chemical Engineering from Manhattan College.

Brian Shapiro. Mr. Shapiro has been Vice President, Pharmaceutical Intermediates since March 2010. Mr. Shapiro joined the Company in 1988 as a sales representative in the specialty chemicals area developing business in the chemicals for color industries and held various positions within the Company. Mr. Shapiro holds a B.E. in Chemical Engineering from City College of New York and a Masters of Business Administration in Marketing Management from St. John's University in New York.

Jan Van Eis. Mr. Van Eis has been Vice President, International Operations since February 2010. Mr. Van Eis joined Aceto in March, 2001 as a Vice President, as a result of Aceto's acquisition of the distribution business of the Schweizerhall Holdings and has been Managing Director of Aceto BV since January 2007. Prior to joining Aceto, Mr. Van Eis was Sales and Business Development Manager for International Pharmaceutical Chemicals BV (which was subsequently acquired by Schweizerhall Holdings) since 1992.

Roger Weaving, Jr. Mr. Weaving has been Vice President, Specialty Chemicals since March 2010. Mr. Weaving joined the Company in 1984 and over the years has held various positions in the Specialty Chemicals business segment. Prior to that, Mr. Weaving received an A.B. degree from Dartmouth College and an M.S. in Chemistry from the University of Rochester.

COMPENSATION DISCUSSION AND ANALYSIS

Our Compensation Philosophy and Objectives

      Our executive compensation program is designed to attract, retain, and motivate superior executive talent and to align their interests with those of our shareholders and support our growth and profitability. Consistent with those purposes, our compensation philosophy embodies the following principles:

● the compensation program should reward the achievement of our strategic initiatives and short- and long-term operating and financial goals, and provide for consequences for underperformance;

● compensation should reflect differences in position and responsibility;

● compensation should be comprised of a mix of cash and equity-based compensation that aligns the short- and long-term interests of our executives with those of our shareholders; and

● the compensation program should be understandable and transparent.

     In structuring a compensation program that implements these principles, we have developed the following objectives for our executive compensation program:

● overall compensation levels should be competitive and should be set at levels necessary to attract and retain talented leaders and motivate them to achieve superior results;

● a portion of total compensation should be contingent on, and variable with, achievement of objective corporate performance goals;

● total compensation should be higher for individuals with greater responsibility and greater ability to influence our achievement of operating and financial goals and strategic initiatives;

● the number of different elements in our compensation program should be limited, and those elements should be understandable and effectively communicated to executives and shareholders; and

● compensation should be set at levels that promote a sense of equity among all employees and appropriate stewardship of corporate resources, while giving due regard to our industry and any premiums that may be necessary in order to attract top talent at the executive level.

Our Analysis

     Our compensation committee engaged Hay Group, Inc. (Hay Group), an executive compensation consulting firm, in 2010, to complete compensation studies for our executive officers. In addition, Hay Group conducted a review of our total compensation program, including benefits, for our executive officers in 2007.   The Compensation Committee intends to engage a compensation consulting firm to complete director compensation studies every three years beginning May 2011.

     Our compensation committee compared the compensation we have paid in recent years to our chief executive officer, chief financial officer and other most highly compensated executive officers to two peer groups. One peer group consisted of 14 similarly sized companies and the second peer group was Hay Group’s 2009 general market executive compensation, representing the pay practices of over 1,000 U.S. based general market companies.  These studies were utilized for benchmarking Aceto’s executive officers.  The peer group companies included:  American Vanguard Corporation, Animal Health International Inc., Audiovox Corp., Calgon Carbon Corporation, DXP Enterprises Inc., Hawkins Inc., Houston Wire and Cable Co., ICO Inc., Infosonics Corp., Intrepid Potash Inc., KMG Chemical Inc., Lawson Products, Omnova Solutions Inc., and Richardson Electronics Ltd. The compensation committee’s benchmarking criteria for these purposes included comparisons of executive base salary compensation, total cash compensation (base salary plus bonus), and total direct compensation (total cash compensation plus long-term incentive awards).

Our compensation committee recommended that we continue to strive towards a compensation mix to include a greater proportion of long-term incentive compensation.  While Hay Group provided data and advice regarding our compensation practices, our compensation committee makes all the recommendations regarding our compensation practices. These recommendations must then be ratified by our full board of directors.

Elements of Our Executive Compensation

Our executive compensation program has historically been comprised of base salary, performance-based annual cash and equity bonuses, long-term equity incentive awards and perquisites. These elements of compensation have been supplemented by the opportunity for all our eligible employees to participate in benefit plans that include employer contributions, including our 401(k) plan and our supplemental retirement plan, as well as life insurance premiums paid by the Company for employee life insurance policies. We look to the experience and judgment of our compensation committee to determine what it believes to be the appropriate mix of the compensation of each executive.   In allocating compensation among the various elements, the Committee considers market data, Company performance and budget, the impact of the executive’s position in the Company, individual past performance, expectations for future performance, experience in the position, any anticipated increase in the individual’s responsibilities, internal pay equity for comparable positions, and succession planning and retention strategies.

     Our compensation committee recommended that if the shareholders approve the Aceto Corporation 2010 Equity Participation Plan (the “Plan”), proposed to be adopted at this year’s annual meeting of our shareholders, our long-term incentive compensation component will be increased for our executive officers, making a larger portion of their annual total direct compensation dependent on long-term stock appreciation and long-term company financial and operating performance. We have concluded that gradually shifting a larger share of executive compensation to long-term incentive compensation will further align our executive officers’ goals with those of our shareholders and encourage long-term retention and operational and financial success.

Base Salary

     We provide our executive officers with base salary to provide them with a fixed base amount of compensation for services rendered during a fiscal year. We believe this is consistent with competitive practices and will help assure our retention of qualified leadership in those positions. We intend to maintain base salaries at competitive levels in the marketplace for comparable executive ability and experience, taking into consideration changes from time to time in the consumer price index and whether competitive adjustments are necessary to promote retention. Consideration is also given in each case to the historical results achieved by each executive and the Company during each executive’s tenure, to whether each executive is enhancing the team oriented nature of the executive group, the potential of each executive to achieve future success, and the scope of responsibilities and experience of each executive. In addition, evaluations are made regarding the competencies of each executive officer that are considered essential to our success.

     The compensation committee evaluated the historical performance of our executive officers and considered the compensation levels and programs at the peer group companies included in the 2010 Hay Group report before it made its most recent compensation recommendations to the full board. The committee continues to desire that the compensation levels for each of our executive officers be in the third quartile (50% to 75%) of the compensation levels for the executive officers in the peer group companies. The committee therefore recommended, and our board of directors approved, an increase in the total of base salaries and performance-based cash awards at target of our employees, including our executive officers, effective October 1, 2010 of no more than 2.5%. The compensation committee reviews and adjusts base salaries annually and when it deems it necessary based upon on a review of individual performance, the Company performance, general economic conditions and other factors listed above. Due to the economic conditions during fiscal 2009, the committee recommended, and our board of directors approved, a freeze in the base salaries of all employees, including our executive officers, effective October 1, 2009, which ended October 1, 2010.

Performance-Based Annual Cash Bonuses

         We pay performance-based cash bonuses on an annual basis in an effort to encourage achievement of goals established for our short- and long-term financial and operating results, and to reward our executive officers for consistent performance in assisting us in achieving those goals.  Pre-determined annual performance measures were utilized, in connection with our current fiscal year ended June 30, 2010.

     For our fiscal year ended June 30, 2010, the performance-based objective bonus criteria as established by our compensation committee, and approved by our board of directors, was based upon results obtained with respect to the following three financial factors: (1) company sales; (2) company net income; and (3) company earnings per share, except that with respect to our executives who oversee our  business segments, the performance-based objective bonus criteria also included results obtained with respect to sales and adjusted pre-tax income for their respective business segments. The following describes the performance-based bonus criteria for each named executive officer:

         Vincent G. Miata, Chief Operating Officer and President. Mr. Miata’s 2010 bonus was based upon company sales and company net income and earnings per share, excluding one-time adjustments to income. In addition, Mr. Miata’s individual goals included a successful transition of the reorganization that was put in place in the second quarter of the fiscal year, as a result of the retirement of the Company’s former Chief Executive Officer, as well as implementation of a strategic business session with senior management. Mr. Miata has served on the Board of Directors of Aceto since December 2009 and also served as Chief Executive Officer from November 2009 to September 2010. Mr. Miata’s performance-based cash bonus was $260,000 for fiscal 2010.

Douglas Roth, Chief Financial Officer. As a result of the Company’s performance, based upon sales and net income and earnings per share, excluding one-time adjustments to income, Mr. Roth’s 2010 bonus payment was $135,000, which reflected an increase of $15,000 or 12.5% from the fiscal 2009 bonus amount paid to him. In addition to the Company’s financial performance, Mr. Roth achieved certain individual goals including the acquisition, in March 2010, of a building in Port Washington, New York to be the site of our future global headquarters. Mr. Roth was also instrumental in the Company’s amendment to its revolving credit agreement with a financial institution which provided for available credit of $25,000,000.

Frank DeBenedittis, Executive Vice President. As a result of the Company’s performance, based upon sales and net income and earnings per share, excluding one-time adjustments to income, as well as results obtained with respect to sales and adjusted pre-tax income of Health Sciences, the business segment that Mr. DeBenedittis oversees, Mr. DeBenedittis received a cash bonus of $230,000, which is consistent to the bonus paid to him for fiscal 2009. In addition, the 2010 bonus was based upon individual goals tailored to Mr. DeBenedittis, including continued strategic globalization of the Health Sciences business and identification and establishment of global synergistic relationships with customers and suppliers.

Michael Feinman, President, Aceto Agricultural Chemicals Corp.   As a result of the Company’s performance, based upon sales and net income and earnings per share, excluding one-time adjustments to income, as well as results obtained with respect to sales and adjusted pre-tax income of Crop Protection, the business segment that Mr. Feinman oversees, Mr. Feinman received a cash bonus of $145,000 for fiscal 2010, which represents an increase of 21% or $25,000 from fiscal 2009. This bonus was based upon, in part, as a result of the commencement of sales of Glyphosate, the largest selling herbicide for both crop and non crop use sold in the United States, in the third quarter of fiscal 2010. In addition, Mr. Feinman earned his fiscal 2010 performance-based bonus due to the achievement of certain individual goals, including continuing to develop a pipeline and bring to market new products, as well as the development of succession planning.

Ulf Bender, Managing Director, Pharma Waldhof GmbH. Mr. Bender’s fiscal 2010 performance-based cash incentive award was based upon the financial results, including pre-tax income, of Pharma Waldhof GmbH, a subsidiary of the Company that Mr. Bender oversees. Mr. Bender’s bonus that he earned for fiscal 2010 was $69,615.

The committee recommended and the board of directors approved, that we continue to utilize pre-determined measurements in order to determine performance-based cash bonuses for the fiscal year end June 30, 2011. However, the compensation committee has approved a list of non-budgeted business circumstances for which adjustments may be made to the net income and EPS for purposes of calculating the bonus, such as customer bankruptcies, change in accounting principles, nonrecurring adjustments to income, litigation expenses and settlements, expenditures for discretionary board approved corporate purposes, and changes in exchange rate.  The precise criteria that we will use to determine the bonuses for our executive officers will vary depending on each officer’s specific responsibilities.

 Additionally, while we have historically paid our annual performance-based cash bonus in four installments based on each executive officer’s prior year cash bonus, we intend to pay the bonus at the end of each of our fiscal years after the bonus is determined and approved by our board of directors. This transition from four payments to one annual payment is phased in over a five year period for our five most highly compensated officers and began with fiscal year ended June 30, 2008.

Long-Term Incentive Compensation

Based upon the review by the Hay Group in fiscal 2010 and in prior years, our compensation committee recommended that our compensation mix include a greater proportion of long-term incentive compensation. We continue to place increasing emphasis on compensation tied to the Company’s long-term financial and operating performance. We believe that these incentives further align management’s interest with the interests of our shareholders. We are therefore asking our shareholders to approve the Plan and allow the compensation committee to make long-term incentive awards to our executive officers and other employees. The terms of the Plan were approved by our compensation committee and our board of directors based in part on the recommendations of Hay Group.

Our compensation committee has recommended to our board of directors that if our shareholders approve the Plan, then the board should consider making grants during our fiscal year ending on June 30, 2011 to certain of our employees, including our executive officers, which consist of stock options, awards of restricted stock and awards of restricted stock units.

     Our compensation committee also has recommended to our board of directors that certain named executive officers be granted a one-time long-term cash incentive award, in fiscal 2010.  This long-term incentive cash program includes a three year performance period to encourage results-oriented actions that will drive the achievement of sustained performance results over the performance period. The goal will be set at the beginning of the performance period and awards are earned based upon the achievement of performance relative to the goal over the specified performance period.  The financial metric to be used for the performance goal will be based on objectives closely linked to long-term shareholder value, such as earnings before interest, taxes, depreciation and amortization (EBITDA).  The board of directors in its sole discretion will determine actual payout amounts based on the exact percentage of target performance. All long-term cash incentive payments will be made as soon as practical after the completion of fiscal year 2012. In addition, the compensation committee reserves the right to recommend revising this program at any time based on future developments. For fiscal 2010, the Company accrued approximately $167,000 for long-term cash compensation awards.

Other Compensation

      Our executive officers may also participate in our 401(k) plan on the same terms as the rest of our eligible employees. We currently make a non-elective contribution on behalf of each of our participating employees equal to 3% of the participant’s eligible compensation, including base salary and bonus, up to a maximum of $245,000 of eligible compensation. We also have historically made discretionary contributions for each of our participating employees on an annual basis up to approximately 8% of the participant’s eligible compensation.  Our participating employees are fully vested in both their salary deferrals and non-elective contributions, but Company discretionary contributions vest at the rate of 20% per year with 100% vesting after five years of participation.

      We also maintain a supplemental retirement plan, commonly called a “SERP”. This plan is a non-qualified deferred compensation plan intended to provide management employees whose eligible annual compensation is in excess of $100,000 with supplemental benefits beyond the Company’s 401(k) plan. Annual contributions by the Company to the SERP are fixed by our board of directors and vest at the rate of 20% per year of service over five consecutive years. In addition to Company contributions, participants can elect to defer some or all of their bonus compensation into their SERP account for the following year.

Perquisites

      We allow certain of our executive officers to use a Company automobile as a perquisite to enhance our compensation package and make it more attractive relative to our competition. The financial value of the personal use of a Company automobile for each of these executive officers for our fiscal year ended June 30, 2010 is set forth in footnote seven to the All Other Compensation column of the Summary Compensation Table contained in this proxy statement.

Stock Ownership Requirements

      In order to further align management’s interest with the interests of our shareholders, our compensation committee established, and our board of directors approved, stock ownership requirements for our chief executive officer, our chief financial officer and our three other most highly compensated executive officers. These stock ownership requirements provide that our chief executive officer must own shares of our common stock valued at two and a half times his base salary and our chief financial officer and our three other most highly compensated executive officers must own shares of our common stock valued at one and a quarter times their base salaries within five years commencing October 1, 2010. The stock ownership program also includes as a guideline, but not a requirement, that all our other officers and managers that earn at least $100,000 in base salary per year, own shares of our common stock valued at one half times base salary within the same five year period. Shares of our restricted stock that are granted but not yet vested count toward these stock ownership guidelines.

Management’s Role in Establishing Our Executive Compensation

      Our chief executive officer plays an important role in assisting our compensation committee in establishing the compensation for our executive officers. Key aspects of this role include:

● evaluating employee performance;

● suggesting to the compensation committee business performance targets and objectives; and

● recommending salary and bonus levels and long-term incentive compensation.

      During this process, the compensation committee may ask our chief executive officer and other executive officers to provide guidance to the compensation committee regarding background information for our strategic objectives, an evaluation of the performance of our executive officers, and compensation recommendations as to the executive officers. Members of the compensation committee met informally with our chief executive officer throughout the year to discuss compensation matters and compensation policies in order to obtain insight regarding the day to day performance of each of our executive officers.

Tax Implications of Executive Compensation

      Section 162(m) of the Internal Revenue Code of 1986, as amended, provides that compensation in excess of $1.0 million paid to named executive officers is not deductible unless it is performance-based and satisfies the conditions of the exemption. While our compensation committee and board of directors consider all compensation paid to our named executive officers to be performance-based, historically not all of the compensation paid to them meets the definition of “performance-based” compensation in Section 162(m). Equity compensation awarded to our named executive officers is designed to qualify as performance-based compensation under Section 162(m), but the historical cash bonuses paid to them may not qualify. With the exception of our former chief executive officer, Mr. Schwartz, in our past five fiscal years, relevant annual executive compensation has not exceeded the $1.0 million threshold for any of our named executive officers so the exemption was unnecessary for us to fully deduct such compensation payments. Our compensation committee believes that retaining discretion in determining some bonus awards within the parameters of the performance goals that the committee is now putting in place is essential to their overall responsibilities. While the compensation committee will continue to consider the impact of Section 162(m) on our compensation program, it reserves the right to pay nondeductible compensation in the future if it determines that it is appropriate to do so. It is our policy to review all compensation plans and policies against tax, accounting, and SEC regulations, including Internal Revenue Code Section 162(m), Internal Revenue Code Section 409A, and generally accepted accounting principles.

COMPENSATION COMMITTEE REPORT

      The compensation committee has reviewed and discussed with management the Compensation Discussion and Analysis included in this proxy statement. Based on that review and discussion, the compensation committee recommended to the board of directors that the Compensation Discussion and Analysis be included in this proxy statement and incorporated by reference in the Company’s annual report on Form 10-K for its last completed fiscal year.

Robert A. Wiesen (Chairman)
William N. Britton
Richard P. Randall

EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

The following table sets forth certain information regarding the compensation of our named executive officers for the fiscal years ended June 30, 2010, June 30, 2009 and June 30, 2008.  Except as set forth below, no other compensation was paid to these individuals during the year.

Name and Principal Position	Year	Salary	Bonus(1)	Stock Awards (2)	Option Awards(3)	Non-Equity Incentive Plan Compensation (4)	Change in Pension Value ($)	All Other Compen- sation (7)	Total

Leonard S. Schwartz*	2010	$203,403	$-	$ -	$ 68,242	$ -	$-	$1,277,484	1,549,129
Former Chief Executive Officer	2009	441,438	-	86,200	81,500	925,000	-	100,876	1,635,014
	2008	425,122		241,500	75,250	1,181,000	-	104,344	2,027,216

Vincent G. Miata*	2010	304,958	-	-	-	260,000	-	54,130	619,088
Chief Executive Officer and President	2009 2008	269,854 248,112	- -	30,170 56,175	32,600 15,050	270,000 298,000	- -	55,960 54,378	658,584 671,715

Douglas Roth	2010	286,036	-	-	-	135,000(5)	-	52,632	473,668
Chief Financial Officer	2009	277,807	-	30,170	16,300	120,000(5)	-	55,543	499,820
	2008	263,267	-	45,675	15,050	127,500(5)	-	50,947	502,439

Frank DeBenedittis	2010	279,945	-	-	-	230,000	-	50,268	560,213
Executive Vice President	2009	270,030	-	30,170	16,300	230,000	-	53,807	600,307
	2008	254,026	-	69,175	15,050	269,000	-	51,982	659,233

Michael Feinman, President	2010	220,255	-	-	-	145,000	-	40,689	405,944
Aceto Agricultural	2009	216,000	-	30,170	16,300	120,000	-	40,875	423,345
	2008	203,023	-	28,175	15,050	127,000	-	40,303	413,551

Ulf Bender (6) Managing Director, Pharma Waldhof GmbH	2010	276,928	-	-	-	69,615	67,554	18,588	432,685

* Mr. Schwartz retired from the Company in November 2009. Effective September 8, 2010 Mr. Eilender has been named by the Board of Directors as the Chairman of the Aceto Board and Chief Executive Officer and Mr. Miata continued as Chief Operating Officer and President. Mr. Eilender’s annual base salary will be $600,000 and he will have the opportunity to earn a performance-based annual cash incentive award for fiscal 2011.

(1)  Bonuses paid during 2010, 2009 and 2008 pursuant to the Company’s bonus plan are reflected under the column entitled “Non-Equity Incentive Plan Compensation.”  The Company did not pay discretionary bonuses during 2010, 2009 and 2008; all bonuses were performance-based.

(2)  Amounts shown in this column reflect the aggregate grant date fair value of restricted stock awards granted during the year computed in accordance with generally accepted accounting principles. There were no grants of restricted stock awards or units in fiscal 2010.

(3)  Amounts shown in this column reflect the aggregate grant date fair value of option awards granted during the year in accordance with generally accepted accounting principles. The aggregate grant date fair value of each option was estimated using the Black-Scholes option-pricing model and the assumptions used in the calculation of these amounts for fiscal years ended June 30, 2009 and June 30, 2008 are included in Note 9 to the Company’s audited financial statements for the fiscal year ended June 30, 2010, included in the Company’s Annual Report on Form 10-K filed with the SEC on September 10, 2010. There were no option awards granted during fiscal 2010. The fiscal 2010 stock option amount for Mr. Schwartz represents the modification of certain stock options, as specified in his severance agreement.

(4)   Reflects cash bonuses paid under the Company’s bonus plan.  Bonuses listed for a particular year represent bonuses earned and paid with respect to such year even though all or part of such bonuses may have been paid during the first quarter of the subsequent year.

(5)    The bonus amount for Mr. Roth includes $27,000, $24,000 and $25,500 of restricted stock, which was received by Mr. Roth in lieu of a portion of his bonus for fiscal years 2010, 2009 and 2008, respectively.

(6) All of the amounts in the table for Mr. Bender were denominated in Euros and converted to U.S. dollars at the rate of 1 Euro = 1.3923 U.S. dollars, which represents the average exchange rate for the fiscal year ended June 30, 2010.

(7) All Other Compensation consists of the personal use of a Company owned automobile, contributions to retirement plans, premium paid for life insurance, severance payments and compensation recognized from the issuance of premium shares of restricted stock as follows:

Name	Year	Company Automobile ($)	Company Contributions to Retirement Plans ($)	Issuance of premium shares of restricted stock ($) (8)	Premium for Life Insurance ($)	Severance ($)	Total Other Compensation ($)
L. Schwartz	2010	$4,768	$15,298	-	-	$1,257,418	$1,277,484
	2009	3,922	96,954	-	-	-	100,876
	2008	3,904	100,440	-	-	-	104,344

V. Miata	2010	7,044	47,086	-	-	-	54,130
	2009	6,986	48,974	-	-	-	55,960
	2008	6,938	47,440	-	-	-	54,378

D. Roth	2010	8,795	39,890	3,947	-	-	52,632
	2009	9,058	41,347	5,138	-	-	55,543
	2008	7,700	39,848	3,399	-	-	50,947

F. DeBenedittis	2010	5,933	44,335	-	-	-	50,268
	2009	6,174	47,633	-	-	-	53,807
	2008	5,696	46,286	-	-	-	51,982

M. Feinman	2010	3,589	37,100	-	-	-	40,689
	2009	3,618	37,257	-	-	-	40,875
	2008	3,543	36,760	-	-	-	40,303

U. Bender	2010	12,239	-	-	6,349	-	18,588

(8) Eligible employees have the right to purchase restricted stock with a portion of their annual bonus (up to 20%). Each restricted stock grant is entitled to a premium equal to 25% of the number of shares of the purchase, paid on the third anniversary of the purchase, only if the employee is still employed with the Company.

2010 GRANTS OF PLAN-BASED AWARDS
Name	Grant Date	Estimated Future Payouts Under Non-Equity Incentive Plan Awards (1)			Estimated Future Payouts Under Equity Incentive Plan Awards (2)			All Other Stock Awards: Number of Shares of Stock or Units (#)	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards ($)(3)
		Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)

Vincent Miata	09/07/09	202,500	270,000	337,500	0	0	11,364	-	-	-	-
Douglas Roth	09/07/09	90,000	120,000	150,000	0	0	5,051	-	-	-	-
Frank DeBenedittis	09/07/09	172,500	230,000	287,500	0	0	9,680	-	-	-	-
Michael Feinman	09/07/09	90,000	120,000	150,000	0	0	5,051	-	-	-	-
Ulf Bender (4)	-	-	-	-	-	-	-	-	-	-	-

(1)  Actual awards paid for 2010 performance are included in the Summary Compensation Table under the column Non-Equity Incentive Plan Compensation, while opportunities for 2010 at threshold, target and maximum are included in the above 2010 Grants of Plan-Based Awards.  These amounts were determined using the following three financial factors: (1) company sales; (2) company net income; and (3) company earnings per share, except that with respect to our executives who oversee our business segments, the performance-based objective bonus criteria also included results obtained with respect to sales and adjusted pre-tax income for their respective business segments. In addition, the bonus criteria included results obtained with respect to certain individual goals that were tailored for each executive officer and approved by our board of directors.

(2)  Opportunities to earn additional restricted stock awards were not established at the threshold or target scenarios.  There were no awards granted for 2010 included in the Summary Compensation Table, however, opportunities under this plan for 2010 at the maximum level are included in the above 2010 Grants of Plan-Based Awards.  If the pre-determined annual performance measures result in an amount greater than the prior year’s performance bonus, then the excess over 100% of the prior year bonus is split between 50% cash payment and 50% grant of restricted stock, which vests after one year. However, due to the lack of availability of sufficient shares of restricted stock, the excess of the performance bonus was paid entirely in cash and is reflected in the Summary Compensation Table under the column Non-Equity Incentive Plan Compensation.

(3)  There were no option grants or grants of restricted stock awards or units in fiscal 2010.

(4) Mr. Bender was not an executive officer at the beginning of fiscal year 2010.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

The following table discloses information regarding outstanding equity awards granted or accrued as of June 30, 2010 for each of our named executive officers.

	Option Awards				Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($) (1)
Leonard Schwartz	27,000	-	8.22	12/16/2010	-	-
	25,000	-	8.62	12/16/2011	-	-
Vincent Miata	8,438 13,500	- -	2.88 2.91	10/25/2010 12/06/2011	3,502	20,066
	40,500	-	4.28	12/05/2012
	9,000	-	8.22	08/05/2013
	30,000	-	10.94	09/09/2014
	5,000 10,000	- -	8.05 8.62	12/06/2017 12/04/2018

Douglas Roth	19,650	-	4.28	12/05/2012	3,502	20,066
	9,000	-	8.22	08/05/2013
	30,000	-	10.94	09/09/2014
	5,000 5,000	- -	8.05 8.62	12/06/2017 12/04/2018

Frank DeBenedittis	40,500	-	4.28	12/05/2012	3,502	20,066
	9,000	-	8.22	08/05/2013
	30,000	-	10.94	09/09/2014
	5,000 5,000	- -	8.05 8.62	12/06/2017 12/04/2018

Michael Feinman	40,500	-	4.28	12/05/2012	3,502	20,066
	9,000	-	8.22	08/05/2013
	30,000	-	10.94	09/09/2014
	5,000 5.000	- -	8.05 8.62	12/06/2017 12/04/2018

Ulf Bender	6,750	-	9.07	12/04/2013	2,147	12,302
	13,500	-	10.94	09/09/2014
	3,000 3,000	- -	8.05 8.62	12/06/2017 12/04/2018

(1) Reflects amounts based on the closing market price of the Company’s common stock of $6.67 per share on June 30, 2010.

OPTIONS EXERCISES AND STOCK VESTED DURING 2010

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
Leonard S. Schwartz	560,250	$1,356,215(1)	35,586	$207,143

Vincent G. Miata	-	-	5,622	33,021

Douglas Roth	-	-	4,388	25,000

Frank DeBenedittis	-	-	7,150	42,953

Michael Feinman	-	-	2,332	11,636

Ulf Bender	-	-	2,148	11,950

(1) Of this amount, approximately $38,083 related to the cash exercise of an incentive stock option, thus the value realized on exercise has been deferred.

Equity Compensation Plan Information

The following table states certain information with respect to our equity compensation plans at June 30, 2010:
Plan category	Number of securities to be issued upon exercise of outstanding options (a)	Weighted-average exercise price of outstanding options (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders	1,913,000	$8.51	73,000
Equity compensation plans not approved by security holders	-	-	-
Total	1,913,000	$8.51	73,000

PENSION BENEFITS AT JUNE 30, 2010

The following table provides information on the defined benefit retirement plan in which Mr. Bender participates in:

Name	Plan Name (1)	Number of Years Credited Service (#) (2)	Present Value of Accumulated Benefit ($)(3)	Payments During Last Fiscal Year ($)
Ulf Bender	Pharma Waldhof GmbH	34	$481,228	-

(1) Defined benefit plan was assumed during historical acquisition in Germany. The Company’s plan is funded in conformity with the funding requirements of the applicable government regulations.  An assumed weighted average discount rate of 5.2% was used in determining the actuarial present value of benefit obligation as of June 30, 2010.

(2) Mr. Bender ceased to accrue credited service and additional benefits as of August 2008 due to time of service provided.

(3) This amount was denominated in Euros and converted to U.S. dollars at the rate of 1 Euro = 1.3923 U.S. dollars, which represents the average exchange rate for the fiscal year ended June 30, 2010.

NON-QUALIFIED DEFERRED COMPENSATION

The following table shows the Non-Qualified Deferred Compensation amounts earned by the named executive officers during fiscal 2010:

Name	Executive Contributions In Last FY ($)	Registrant Contributions in Last FY ($)(1)	Aggregate Earnings in Last FY ($)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at Last FYE($)(2)
Leonard S. Schwartz	$-	$-	$30,322	$556,002	$2,230,921
Vincent G. Miata	-	19,561	10,623	-	307,513
Douglas Roth	14,000	12,365	(7,448)	-	146,838
Frank DeBenedittis	10,000	16,810	16,003	-	453,873
Michael Feinman	6,000	9,575	7,421	-	186,939
Ulf Bender	-	-	-	-	-

(1)  These amounts are reported in the Summary Compensation Table.

(2) Of the totals in this column, $507,602, $101,740, $61,212, $97,085 and $56,293 have been previously reported in the Summary Compensation Table for fiscal years 2005 through 2009, for Mr. Schwartz, Mr. Miata, Mr. Roth, Mr. DeBenedittis and Mr. Feinman, respectively.

Deferred Compensation Plan

On March 14, 2005, the Company’s Board of Directors adopted the Aceto Corporation Supplemental Executive Deferred Compensation Plan (the “Deferred Compensation Plan”).  The Deferred Compensation Plan is a non-qualified deferred compensation plan intended to provide certain qualified executives with supplemental benefits beyond the Company’s 401(k) plan, as well as to permit additional deferrals of a portion of their compensation.  The Deferred Compensation Plan is intended to comply with the provisions of section 409A of the Internal Revenue Code of 1986, as amended. Substantially all compensation deferred under the Deferred Compensation Plan, as well as Company contributions, is held by the Company in a grantor trust, which is considered an asset of the Company.  The assets held by the grantor trust are in life insurance policies.

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE-IN-CONTROL

In March 2009, the Company entered into employment agreements (“Employment Agreements”) with certain executive officers. The term of the Employment agreement is three years from the effective date. The Employment Agreements can be terminated early: (a) upon the Executive’s death or disability; (b) by the Company for “Cause;” (as defined in the Employment Agreement) (c) by the Executive for “Good Reason;” (as defined in the Employment Agreement) or (d) by termination for other reasons. If, during the Employment Period, Aceto shall terminate the Executive's employment without Cause or Executive shall terminate employment for Good Reason, then Aceto shall continue to pay to Executive, in regular bi-weekly installments Executive’s base salary under the Agreement for the duration of the employment period and continue to provide benefits to Executive at least equal to those which would have been provided to him in accordance with the plans, programs, practices and policies which are generally applicable to other peer executives for the duration of the employment period.  If Executive commences employment with another employer, or if Executive engages in other work for compensation, then Aceto’s obligation to pay bi-weekly installments shall be reduced or eliminated to the extent Executive receives compensation from the other work other than with Aceto.  If Executive commences employment with another employer and is eligible to receive medical and other welfare benefits under another employer-provided plan, the medical and other welfare benefits to be provided by Aceto shall terminate. On October 21, 2009 Mr. Schwartz’s Employment Agreement was ended, effective November 20, 2009.

In the event following a “Change in Control” of Aceto during the Employment Period: (a) the Executive is terminated without cause within two (2) years after the occurrence of a Change of Control, (b) the Executive terminates his employment for good reason within two (2) years after the occurrence of a Change of Control; or (c) Aceto or its successor elects to not have the Employment Agreement automatically renew on the first anniversary of the Agreement’s term following the Change of Control, then Aceto shall pay Messrs. Miata, Roth, DeBenedittis, and Feinman, two (2)  times the their base salary in effect immediately prior to their termination and the amount of bonus, if any, paid to the them for the fiscal year preceding the Change in Control. Such payment shall be made in a lump sum payable on the date which is thirty days after the date of termination. Aceto shall also continue for such period to permit Messrs. Miata, Roth, DeBenedittis, and Feinman to receive or participate at Aceto’s expense in all fringe benefits available to each of them pursuant to the Employment Agreement for a period of two (2) years after termination of their employment.

The Employment Agreements also contain additional provisions which are customary for executive employment agreements of this type. These include confidentiality, non-compete and non-solicitation provisions.

In addition, the Company entered into an employment agreement with Mr. Bender in December 2008, which would extend employment benefits to him until December 31, 2011, in the event of termination without cause or resignation for good reason following a change in control.

The following table shows the estimated amounts that would have been payable to the named executive officers upon the occurrence of the indicated event, had the applicable event occurred on June 30, 2010.  The actual compensation and benefits the executive would receive at any subsequent date would likely vary from the amounts set forth below as a result of certain factors, such as a change in any additional benefits the officer may have accrued as of that time under applicable benefit or compensation plans.

Name	Event	Salary ($)	Bonus ($)	Company Automobile ($)	Company Contributions to Retirement Plans ($)	Issuance of premium shares of restricted stock ($)	Healthcare and Life Insurance Benefits ($)	Total ($)
Vincent G. Miata	Termination without cause or resignation for good reason	551,415	-	16,188	64,931	-	22,318	654,852

	Termination without cause or resignation for good reason following a change in control	630,188	260,000	18,500	38,534	-	25,506	972,728

Douglas Roth	Termination without cause or resignation for good reason	515,967	-	22,313	60,931	6,907	22,318	628,436

	Termination without cause or resignation for good reason following a change in control	589,676	135,000	25,500	36,509	7,894	25,506	820,085

Frank DeBenedittis	Termination without cause or resignation for good reason	489,904	-	23,188	57,989	-	22,318	593,399

	Termination without cause or resignation for good reason following a change in control	559,890	230,000	26,500	35,020	-	25,506	876,916

Michael Feinman	Termination without cause or resignation for good reason	385,446	-	24,063	43,958	-	22,318	475,785

	Termination without cause or resignation for good reason following a change in control	440,510	145,000	27,500	26,808	-	25,506	665,324

Ulf Bender	Termination without cause or resignation for good reason	415,392	-	18,359	-	-	41,502	475,253

	Termination without cause or resignation for good reason following a change in control	415,392	-	18,359	-	-	41,502	475,253

COMPENSATION OF DIRECTORS

The following table documents the compensation of our directors for the fiscal year ended June 30, 2010.

Name	Fees Earned or Paid in Cash (1)	Option Awards (2)	Stock Awards (3)	Total
Albert L. Eilender	$374,167	$-	$37,316	$411,483

Robert A. Wiesen	85,000	-	37,316	122,316

Stanley H. Fischer	49,500	-	37,316	86,816

Hans C. Noetzli	90,000	-	37,316	127,316

William N. Britton	101,000	-	37,316	138,316

Richard P. Randall	105,680	-	58,959	164,639

Directors also receive reimbursement for expenses incurred in connection with meeting attendance.

(1)  Includes payments made in fiscal 2010 for attendance at certain meetings held at the end of fiscal 2009 and does not include payments for attendance at certain meetings held at the end of fiscal 2010 for which payments will be made in fiscal 2011.   The fiscal 2010 fees for non-employee directors consisted of an annual retainer of $46,000 for five board of directors meetings. Compensation for each board of directors meeting in excess of five is $2,500 if the meeting is in-person and $2,000 if it is telephonic and less than three hours, and $2,500 if it is telephonic and more than three hours. Additionally, independent directors receive an additional $1,000 per telephonic board of directors meeting. Compensation for audit & risk, nominating and governance and compensation committees meetings include $4,500 per meeting ($3,500 if telephonic) for the respective chairs, $3,000 per meeting for the other members of the audit & risk, nominating and governance and compensation committees, $1,000 if telephonic and less than one hour, $2,000 if telephonic and less than three hours and $2,500 if telephonic and greater than three hours. The Company also compensated Mr. Eilender $306,667 for service as the Non-Executive Chairman for approximately 8 months in fiscal 2010.  Effective September 8, 2010 Mr. Eilender has been named by the Board of Directors as the Chairman of the Aceto Board and Chief Executive Officer. Employees of the Company who are also directors will not receive any separate fees for acting as directors.

(2) There were no option grants awarded in fiscal 2010.

(3)  Amounts shown in this column reflect the aggregate grant date fair value of restricted stock awards granted during the year computed in accordance with generally accepted accounting principles. Mr. Randall received two grants of restricted stock awards during fiscal 2010, one of which has a grant date fair value of $21,643 and the other has a grant date fair value of $37,316.

The following is a list of the outstanding options and restricted stock awards held by each director as of June 30, 2010:

	Option Awards	Stock Awards
Albert L. Eilender	65,605	8,483
Robert A. Wiesen	48,730	8,483
Stanley H. Fischer	48,730	8,483
Hans C. Noetzli	58,855	8,483
William N. Britton	28,480	8,483
Richard P. Randall	-	12,109

All such director options were granted at the fair market value determined on the date of grant.

Limits on Liability and Indemnification

The Company's Articles of Incorporation eliminate the personal liability of its directors to the Company and its shareholders for monetary damages for breach of the directors' fiduciary duties in certain circumstances. The articles of incorporation further provide that the Company will indemnify its officers and directors to the fullest extent permitted by law. The Company believes that such indemnification covers at least negligence and gross negligence on the part of the indemnified parties. Insofar as indemnification for liabilities under the Securities Act may be permitted to directors, officers, and controlling persons of the Company pursuant to the foregoing provisions or otherwise, the Company has been advised that in the opinion of the United States Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable.

Compensation Committee Interlocks and Insider Participation

None of the independent directors (who are responsible for compensation matters) have ever served as officers or employees of the Company or any of our subsidiaries.  During the last fiscal year, none of our senior executives served on the board of directors or committee of any other entity whose officers served either on our board of directors or executive compensation committee. None of the members of the compensation committee had a direct or indirect material interest in any transaction in which the Company was a participant and the amount involved exceeded $120,000, except for the disclosure in Certain Relationships and Related Transactions regarding the law firm where Mr. Wiesen is a partner.

REPORT OF THE AUDIT & RISK COMMITTEE

The audit & risk committee acts under a written charter adopted by the audit & risk committee and approved by the board of directors.  The audit & risk committee charter is available on the Company’s corporate website-www.aceto.com.

The audit & risk committee is comprised of William N. Britton (Chairman), Richard P. Randall and Hans C. Noetzli.   Each of these directors meets the independence and expertise requirements of the SEC and the NASDAQ Global Select Market.   The audit & risk committee recommends the Company’s independent registered public accounting firm, approves the scope of the audit plan, and reviews and approves the fees of the independent accountants.  The audit & risk committee met regularly with the Company’s independent accountants during the past fiscal year, both with and without management present, to review the scope and results of the audit engagement, the Company’s system of internal controls and procedures, the effectiveness of procedures intended to prevent violations of laws and regulations, and the implementation of internal financial controls required by the Sarbanes-Oxley Act of 2002.  In compliance with the SEC rules regarding auditor independence, and in accordance with the Company’s Audit & Risk Committee Charter, the audit & risk committee reviewed all services performed by BDO USA, LLP for the Company within and outside the scope of the quarterly review and annual auditing functions.

The audit & risk committee also:

●	Met to discuss the quarterly unaudited and the annual audited financial statements with management and BDO USA, LLP prior to the statements being filed with the SEC;

●	Reviewed the Company’s disclosures in the Management’s Discussion and Analysis sections of such filings;

●	Reviewed management’s program, schedule, progress and accomplishments for maintaining financial controls and procedures to assure compliance with Section 404 of the Sarbanes-Oxley Act of 2002;

●	Reviewed quarterly earnings releases prior to their publication;

●	Reviewed and approved in advance in accordance with the Company’s Audit & Risk Committee Pre-Approval Policy all proposals and fees for any work to be performed by BDO USA, LLP;

●	Reviewed and revised the committee’s charter as necessary in order to comply with newly enacted rules and regulations;

●	Monitored the Company’s “whistleblower” program under which any complaints are forwarded directly to the Committee, to be reviewed in accordance with an established procedure for all such matters;

●
Reviewed the audit, tax and audit-related services the Company had received from BDO USA, LLP and determined that the providing of such services by BDO USA, LLP was compatible with the preservation of their independent status as our independent registered public accounting firm.

●	Met to discuss with the Company’s senior risk officer, and other members of management responsible for managing risk, areas of specific risk identified by management and/or the Committee.

The audit & risk committee also reviewed and discussed the audited financial statements for the fiscal year ended June 30, 2010 with management and discussed with BDO USA, LLP the matters required to be discussed by Statement on Auditing Standards No. 61, as amended, as adopted by the Public Company Accounting Oversight Board in Rule 3200T.  In addition, the Committee has discussed various matters with BDO USA, LLP related to the Company’s consolidated financial statements, including critical accounting policies and practices used, alternative treatments for material items that have been discussed with management, and other material written communications between BDO USA, LLP and management. The audit & risk committee also received during the past fiscal year the written disclosures and the letter from BDO USA, LLP required by applicable requirements of the Public Company Accounting Oversight Board regarding BDO USA, LLP’s communications with the audit & risk committee concerning independence and has discussed with BDO USA, LLP their independence.  Based on the review and discussions referred to in this paragraph, the audit & risk committee recommended to the board of directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the last fiscal year for filing with the SEC.

Respectfully submitted by the members of the audit & risk committee.

William N. Britton (Chairman)
Hans C. Noetzli
Richard P. Randall

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth, as of October 6, 2010, the number and percentage of shares of the Company’s outstanding common stock owned by each named executive officer, each director and each person that, to the best of the Company’s knowledge, owns more than 5% of the Company’s issued and outstanding common stock, and all executive officers and directors as a group.  Unless indicated otherwise, the information in the table is as of October 6, 2010 and the business address of each person is c/o Aceto Corporation, One Hollow Lane, Lake Success, New York 11042.

Name and Address of Beneficial Owner	Number of Shares Beneficially Owned (excluding stock options and restricted stock units) (1)	Exercisable Stock Options and Restricted Stock Units(2)	Total Beneficial Ownership	Percent(3)

Leonard S. Schwartz (4)	-	52,000	52,000	*
Vincent G. Miata	41,102	116,438	157,540	*
Douglas Roth	33,240	68,650	101,890	*
Frank DeBenedittis	43,381	89,500	132,881	*
Michael Feinman	26,817	89,500	116,317	*
Ulf Bender	-	28,397	28,397	*
Albert L. Eilender	39,356	65,605	104,961	*
Robert A. Wiesen	18,903	48,730	67,633	*
Stanley H. Fischer (5)	19,731	48,730	68,461	*
Hans C. Noetzli	20,356	58,855	79,211	*
William N. Britton	19,456	28,480	47,936	*
Richard P. Randall	12,109	-	12,109	*

Dimensional Fund Advisors, Inc. (6) 1299 Ocean Avenue Santa Monica, CA 90401	1,901,352	-	1,901,352	7.5%

BlackRock Fund Advisors (6) 400 Howard Street San Francisco, CA 94105-2228	1,711,959	-	1,711,959	6.7%

T. Rowe Price Associates, Inc. (6) 100 East Pratt Street Baltimore, MD 21202	1,595,600	-	1,595,600	6.3%

Vanguard Group, Inc. (6) 100 Vanguard Boulevard Malvern, PA 19355-2331	1,348,275	-	1,348,275	5.3%

All executive officers and directors as a group (16 persons)	315,167	820,818	1,135,985	4.3%

* Less than 1%.

(1)	Unless otherwise indicated, each person has, or shares with his spouse, sole voting and dispositive power over the shares shown as owned by him.

(2)
For purposes of the table, a person is deemed to have “beneficial ownership” of any shares which such person has the right to acquire within 60 days after the record date.  Any share which such person has the right to acquire within those 60 days is deemed to be outstanding for the purpose of computing the percentage ownership of such person, but is not deemed to be outstanding for the purpose of computing the percentage ownership of any other person.

(3)         Based on 25,444,683, shares issued and outstanding as of the record date.

(4)         Mr. Schwartz retired from the Company in November 2009.

(5)         Mr. Fischer has announced his retirement from the Company’s board of directors, effective November 10, 2010.

        (6)         Based on information filed on Form 13F with the Securities and Exchange Commission as of June 30, 2010.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Stanley H. Fischer, a director of the Company, is President of Fischer and Burstein, P.C., a law firm which serves as counsel to the Company on various corporate matters.  During fiscal 2010, the Company paid $243,000 to Fischer and Burstein, P.C. for legal services rendered to the Company.  Mr. Fischer has announced his retirement from the Company’s board of directors, effective November 10, 2010.

Robert A. Wiesen, a director of the Company, is a partner in Clifton, Budd & DeMaria, a law firm which serves as labor and employment counsel to the Company.  During fiscal 2010, the Company paid $162,000 to Clifton, Budd & DeMaria for legal services rendered to the Company.

Pursuant to its charter, the Company’s Audit &  Risk Committee, shall review on an on-going basis for potential conflicts of interest, and approve if appropriate, all “Related Party Transactions” of the Company as required by NASDAQ. For purposes of the audit & risk committee charter, “Related Party Transactions” shall mean those transactions required to be disclosed pursuant to SEC Regulation S-K, Item 404.

THE BOARD RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF EACH OF THE SIX NOMINEES FOR DIRECTOR (PROPOSAL ONE).

PROPOSAL TWO

We are asking you to approve the Aceto Corporation 2010 Equity Participation Plan (the “Plan”). The Plan was approved by the Board of Directors, and is subject to shareholder approval.  As of the date of this proxy statement, the Company has not granted any awards under the Plan. The Board of Directors believes that the Plan is necessary for the Company to attract, retain and motivate employees, non-employee directors, consultants and advisors. The Board of Directors recommends that you vote FOR approval of the Plan so that the Company may continue to attract, retain and motivate employees, non-employee directors, consultants and advisors through the grant of stock options, stock appreciation rights, restricted stock, restricted stock units and stock bonuses (“Stock Awards”).

The following statements include summaries of certain provisions of the Plan. The statements do not purport to be complete and are qualified in their entirety by reference to the provisions of the Plan, which is included in this proxy statement as Appendix A.

Purpose

The purpose of the Plan is to advance the interests of the Company by inducing individuals or entities of outstanding ability and potential to join and remain with, or provide consulting or advisory services to, the Company, or a parent or subsidiary of the Company, by encouraging and enabling eligible employees, non-employee directors, consultants and advisors to acquire proprietary interests in the Company and by providing those employees, non-employee directors, consultants and advisors with an additional incentive to promote the success of the Company.

Shares Subject to the Plan

The maximum number of shares of common stock of the Company that may be issued pursuant to Stock Awards granted under the Plan shall not exceed, in the aggregate, 2,000,000 shares.  Shares of common stock that are subject to options or stock appreciation rights shall be counted against the overall limit as one share for every share granted.  Shares of common stock that are subject to Stock Awards other than options or stock appreciation rights shall be counted against the overall limit as 2.5 shares for every share granted.  Any shares of Common Stock that again become available for grant pursuant to the Plan will be added back as one share of Common Stock for every one share of Common Stock granted if such shares of Common Stock were subject to options or stock appreciation rights that expire or terminate without having been exercised in full, and as 2.5 shares of Common Stock for every one share of Common Stock granted if such shares of Common Stock were subject to Stock Awards, other than options or stock appreciation rights, which are forfeited or terminated without vesting in full.  Any shares of Common Stock used to pay the exercise price or tax withholding obligation with respect to any Stock Award, or repurchased by the Company on the open market with proceeds of an option or stock appreciation right exercise price, shall be counted in the same manner as above based upon the Stock Awards to which they relate.

During any one calendar year, no grantee who is an employee shall be granted:

●	Stock options to purchase more than 300,000 shares.

●	Stock appreciation rights entitling the grantee-employee to appreciation with respect to more than 300,000 shares.

●	Performance-based Stock Awards of any kind with respect to more than 300,000 shares.

The Committee may appropriately adjust the above individual maximum share limitations, the aggregate number of shares of Common Stock available for grant of Stock Awards and the exercise price of a Stock Award to reflect changes in the Company’s capital structure or business by reason of certain corporate transactions or events, such as, among other things, a reorganization, merger, consolidation, recapitalization, reclassification, stock split-up, combination of shares, reverse split, stock dividend or the like.

Administration

The Plan provides for its administration by the Board of Directors or by a committee or subcommittee of the Board of Directors consisting of at least two persons (the “Committee”) each of whom is intended to be an “outside director” as defined under Section 162(m) of the Internal Revenue Code of 1986 and an “outside independent director” as defined under the existing rules and regulations of the NASDAQ Stock Market.  Subject to certain limitations, as set forth in the Plan, the Committee has the authority to determine the employees and non-employee directors of, and the consultants and advisors to, the Company, and any parent and subsidiary corporations, to whom Stock Awards shall be granted, as well as the number of shares to be covered by each Stock Award grant.  Except as specifically provided in the Plan, the interpretation and construction by the Committee of any provision of the Plan or of any Stock Award granted under the Plan shall be final and conclusive; provided, however, that this Plan is intended to comply with Section 162(m) of the Internal Revenue Code with respect to Stock Awards intended to be “performance-based,”  and with Section 409(A) of the Internal Revenue Code with respect to non-qualified deferred compensation, and this Plan shall be limited, construed and interpreted in a manner so as to comply with them.  The receipt of a Stock Award by any member of the Committee shall not preclude his vote on any matters in connection with the administration or interpretation of the Plan.

Eligibility

Subject to certain limitations, as set forth in the Plan, Stock Awards may be granted under the Plan to individuals and entities who, in the case of incentive stock options, are employees of either the Company or a parent or subsidiary of the Company, or, in the case of all other Stock Awards, are employees and non-employee directors of, and consultants and advisors to, either the Company or any parent or subsidiary corporation of the Company.

Options

Nature of Options

The Committee may grant options under the Plan that are intended to qualify as “incentive stock options” within the meaning of Section 422 of the Internal Revenue Code and it may grant nonstatutory stock options that are not intended to so qualify, to eligible persons under the Plan.

The Federal income tax consequences relating to the grant and exercise of incentive stock options and nonstatutory stock options are described below under “Material Federal Income Tax Consequences.”

Option Price

The option price of the shares subject to an incentive or nonstatutory stock option may not be less than the fair market value (as defined in the Plan) of the Company’s common stock on the date upon which such option is granted; provided, however, that if an incentive stock option is granted to an individual who owns, at the time the option is granted, more than 10% of the total combined voting power of all classes of stock of the Company, or of a parent or subsidiary of the Company, the option price of the shares subject to that option must be at least 110% of the fair market value of the Company’s common stock on the date upon which that option is granted.

Exercise of Options

Incentive and nonstatutory stock options granted under the Plan shall be exercised by the delivery by the holder thereof to a plan administrator designated by the Company or, if no plan administrator is so designated, to the Company’s Secretary at the Company’s principal office, of written notice of the number of shares with respect to which the incentive or nonstatutory option is being exercised.  Such notice must be accompanied, or followed within five days, by payment of the full option price of such shares, which payment must be made by the holder's delivery of a check in such amount payable to the order of the Company, or previously acquired common stock of the Company, the fair market value of which shall be determined as of the date of exercise.  Alternatively, if provided in the Stock Award agreement relating to the option, the holder may elect to have the Company reduce the number of shares issuable upon the exercise of the option by a number of shares having a fair market value equal to the amount of the aggregate exercise price of the options that are exercised.

Duration of Options

No incentive or nonstatutory stock option granted under the Plan shall be exercisable after the expiration of ten years from the date of its grant; provided, however, if an incentive stock option is granted to a 10% shareholder, the option shall not be exercisable after the expiration of five years from the date of its grant.

Non-Transferability

Incentive and nonstatutory stock options granted under the Plan are not transferable other than by will or by the laws of descent and distribution, and such options are exercisable, during a holder’s lifetime, only by the grantee; provided, however, that a nonstatutory stock option granted under the Plan may, upon the approval of the Committee, be transferred in whole or in part during a grantee’s lifetime to certain family members of a grantee through a gift or domestic relations order.

Death, Disability or Termination of Employment or Services

Subject to certain limitations, as set forth in the Plan:

●
in the event a grantee’s services are involuntarily terminated by the Company, or voluntarily terminated by the grantee other than due to retirement or permanent disability, while such grantee holds incentive or nonstatutory stock options under the Plan, all unvested options held by the grantee shall expire immediately upon such termination of service;

●
if grantee’s services are terminated due to retirement or permanent disability, or if a grantee dies prior to termination of service, while such grantee holds unvested incentive or nonstatutory stock options under the Plan, the unvested options shall continue to vest for the period ending upon the earlier of their stated vesting date(s) or the date occurring one year after the date of such termination of service or the grantee’s death, as the case may be;

●
if a grantee, while holding exercisable incentive or nonstatutory stock options, dies prior to termination of service, then the exercisable options held by the grantee shall be exercisable by the executor or administrator of the grantee’s estate or by the person(s) to whom the deceased grantee’s rights under those options shall have passed by will or by the laws of descent or distribution, until the earlier of their stated expiration date(s) or the date occurring one year after the date of the grantee’s death;

●
if a grantee, while holding exercisable incentive or nonstatutory stock options, incurs a termination of service because of permanent disability, then the exercisable options held by the grantee shall be exercisable by the grantee until the earlier of their stated expiration date(s) or the date occurring one year after the date of such termination of service;

●
if a grantee, while holding exercisable incentive or nonstatutory stock options, incurs a termination of service because of retirement, then the exercisable options held by the grantee shall be exercisable by the grantee until the earlier of their stated expiration date(s) or the date occurring three years after the date of such termination of service;

●
if a grantee, while holding exercisable incentive or nonstatutory options, incurs a termination of service because of a voluntary resignation other than retirement or permanent disability, then the exercisable options held by the grantee shall be exercisable by the grantee until the earlier of their stated expiration date(s) or the date occurring 90 days after such termination of service;

●
if a grantee, while holding exercisable incentive or nonstatutory stock options, incurs a termination of service because of an involuntary termination, then the exercisable options held by the grantee shall be exercisable by the grantee until the earlier of their stated expiration date(s) or 30 days after the date of such termination of service.

Stock Appreciation Rights

The Committee may grant stock appreciation rights (or “SAR”s) to eligible persons under the Plan.  A SAR entitles the grantee to exercise the SAR, in whole or in part, in exchange for a payment of shares of the Company’s common stock, cash or a combination thereof, as determined by the Committee, equal in value to the excess of the fair market value of the shares of the Company’s common stock underlying the SAR, determined on the date of exercise, over the fair market value of the Company’s common stock underlying the SAR on the date of grant.

No SAR granted under the Plan shall be exercisable after the expiration of ten years from the date of its grant.

SARs that are unvested, or vested but unexercised, at the time of death, disability or termination of employment or services, will be treated in the same manner as options upon the occurrence of those events, as described above.

Restricted Stock and Restricted Stock Units

The Committee may grant restricted stock and restricted stock units to eligible persons under the Plan.  A restricted stock award is an award of shares of the Company’s common stock that is subject to certain conditions on vesting and to certain restrictions on transferability.  A restricted stock unit entitles the grantee to receive one share of the Company’s common stock, cash equal to the fair market value of a share of the Company’s common stock on the date of vesting, or a combination thereof.

Grants of restricted stock and restricted stock units shall vest as determined by the Committee.  Subject to certain limitations, as set forth in the Plan, in the event a grantee incurs a termination of service because of involuntary termination by the Company, or voluntary termination by the grantee other than retirement or permanent disability, while such grantee holds restricted stock or restricted stock units under the Plan, all unvested restricted stock or restricted stock units held by such grantee shall forfeit to the Company immediately upon such termination of service.  If a grantee incurs a termination of service due to retirement or permanent disability, or if a grantee dies prior to termination of service, while such grantee holds unvested restricted stock or restricted stock units under the Plan, such unvested restricted stock or restricted stock units shall, if not performance-based, vest immediately, or, if performance-based, continue to vest for the period ending upon the earlier of their stated vesting date(s) or the date occurring one year after the date of such termination of service or the grantee’s death, as the case may be.

In determining the vesting requirements with respect to a grant of restricted stock or restricted stock units, the Committee may impose such restrictions on any shares granted as it may deem advisable, including restrictions relating to length of service, corporate performance, attainment of group performance goals, federal or state securities laws, and Rule 162(m) of the Internal Revenue Code.

During the period that the restricted stock or restricted stock units are unvested, the grantee will be the record owner of the restricted stock or restricted stock units and shall be entitled to receive all dividends and other distributions paid with respect to those awards while they are restricted.  However, if any dividends or distributions are paid in shares of Company stock or other property during the period of restriction, the shares and/or other property deliverable shall be held by the Company or third party custodian or trustee and will be subject to the same restrictions as the restricted stock or restricted stock units with respect to which they were issued.

No shares granted pursuant to a grant of restricted stock may be sold, transferred, pledged, assigned or otherwise alienated or hypothecated until, and only to the extent that, such shares are vested.

Stock Bonuses

The Committee may grant stock bonus awards to eligible persons under the Plan.  Subject to certain limitations, as set forth in the Plan, a stock bonus award shall entitle the grantee to receive payment of a bonus in the form of shares of common stock of the Company.

Shares granted pursuant to a stock bonus shall vest as determined by the Committee.  In the event a grantee incurs a termination of service because of involuntary termination by the Company, or voluntary termination by the grantee other than retirement or permanent disability, while such grantee holds rights to a stock bonus under the Plan, all unvested rights to a stock bonus held by such grantee shall forfeit to the Company immediately upon such termination of service.  If a grantee incurs a termination of service due to retirement or permanent disability, or if a grantee dies prior to termination of service, while such grantee holds rights to a stock bonus under the Plan, such unvested rights to a stock bonus shall, if they are not performance-based, vest immediately, or, if they are performance-based, continue to vest for the period ending upon the earlier of their stated vesting date(s) or the date occurring one year after the date of such termination of service or the grantee’s death, as the case may be.

The Committee has the authority to condition the grant or vesting of stock bonus awards upon the attainment of certain performance goals; provided, however, that such stock bonus awards are intended to comply with Section 162(m) of the Internal Revenue Code.

Performance Goals

The Committee may grant Stock Awards that are intended to qualify as “performance-based compensation” for purposes of Section 162(m) of the Internal Revenue Code.  Performance-based Stock Awards may be granted, vest and be paid based on attainment of specified performance goals established by the Committee.  These performance-goals shall be based upon one or more of the following business criteria, which may be determined for these purposes by reference to the Company as a whole, any of the Company’s subsidiaries, operating divisions, regional business units or other operating units, or any combination thereof: profit before taxes, stock price, market share, gross revenue, net revenue, pre-tax income, operating income, cash flow, earnings per share, return on equity, return on invested capital or assets, cost reductions and savings, return on revenues or productivity, or any other business criteria the Committee deems appropriate.  These criteria may be modified at the discretion of the Committee to take into account significant nonrecurring items, or an event or events either not directly relating to the operations of the Company or not within the reasonable control of the Company’s management, or a change in accounting standards required by generally accepted accounting principles, or which may be adjusted to reflect such costs or expense as the Committee deems appropriate.

Change in Control

Subject to certain limitations, as set forth in the Plan, in the event of a change in control of the Company, the Board of Directors shall have the discretion to, among other things, accelerate the vesting and the lapsing of restrictions of Stock Awards, and cancel outstanding incentive or nonstatutory stock options in exchange for cash.  A change in control will be deemed to have occurred upon:

●
a person being or becoming a beneficial owner, directly or indirectly, of securities of the Company representing 30% or more of the combined voting power of the Company’s then outstanding securities, or such lesser percentage of voting power as determined by the Committee (but in no event less than 15%);

●
the merger or consolidation of the Company where the Company is not the surviving corporation or pursuant to which the Company’s common stock will be converted into cash, securities and/or other property, other than a merger of the Company in which the shareholders of the Company have the same proportionate ownership of voting securities of the surviving corporation immediately after the merger as they had immediately before;

●	the sale or other disposition of all or substantially all of the assets or earning power of the Company; or

●	the approval of the liquidation or dissolution of the Company by the Company’s shareholders or its Board of Directors.

Amendment and Termination

            The Plan (but not Stock Awards previously granted under the Plan) shall terminate on October 11, 2020, which date is within ten years from the date of its adoption by the Board of Directors.  Subject to certain limitations, as set forth in the Plan, the Plan may be amended or modified from time to time or terminated at an earlier date by the Company’s Board of Directors or by its shareholders.

Material Federal Income Tax Consequences

The following discussion of the principal U.S. federal income tax consequences with respect to options under the Stock Incentive Plan is based on statutory authority and judicial and administrative interpretations as of the date of this proxy statement, which are subject to change at any time (possibly with retroactive effect) and may vary in individual circumstances. Therefore, the following is designed to provide a general understanding of the federal income tax consequences (state, local and other tax consequences are not addressed). This discussion is limited to the U.S. federal income tax consequences to individuals who are citizens or residents of the U.S., other than those individuals who are taxed on a residence basis in a foreign country. The U.S. federal income tax law is technical and complex and the discussion below represents only a general summary.

THE FOLLOWING SUMMARY IS INCLUDED HEREIN FOR GENERAL INFORMATION ONLY AND DOES NOT PURPORT TO ADDRESS ALL THE TAX CONSIDERATIONS THAT MAY BE RELEVANT. EACH RECIPIENT OF A GRANT IS URGED TO CONSULT HIS OWN TAX ADVISOR AS TO THE SPECIFIC TAX CONSEQUENCES TO SUCH RECIPIENT OF THE GRANT AND THE DISPOSITION OF COMMON STOCK.

Nonstatutory Stock Options

Under the Internal Revenue Code of 1986 and the Treasury Department Regulations, a nonstatutory stock option does not ordinarily have a “readily ascertainable fair market value” when it is granted. This rule will apply to the Company’s grant of nonstatutory stock options.  Consequently, the grant of a nonstatutory stock option to a grantee will result in neither income to him or her nor a deduction to the Company.  Instead, the grantee will recognize compensation income at the time he or she exercises the nonstatutory stock option in an amount equal to the excess, if any, of the then fair market value of the shares transferred to him or her over the option price.  Subject to the applicable provisions of the Internal Revenue Code, and the Regulations regarding withholding of tax, including, among others, limitations under Sections 162(m) and 280(G) of the Internal Revenue Code, a deduction will be allowable to the Company in the year of exercise in the same amount as is includable in the grantee’s income.  In addition, (i) any of the Company’s officers and directors subject to Section 16(b) of the Securities Exchange Act of 1934 may be subject to special tax rules regarding the income tax consequences concerning their stock options and (ii) any entitlement to a tax deduction on the part of the Company is subject to the applicable tax rules (including, without limitation, Section 162(m) of the Internal Revenue Code as discussed below).

For purposes of determining the grantee’s gain or loss on the sale or other disposition of the shares transferred to him or her upon exercise of a nonstatutory stock option, the grantee's basis in such shares will be the sum of his or her option price plus the amount of compensation income recognized by him or her on exercise.  Such gain or loss will be capital gain or loss and will be long-term or short-term depending upon whether the grantee held the shares for more than one year or one year or less.  No part of any such gain will be an “item of tax preference” for purposes of the “alternative minimum tax.”

Incentive Stock Options

Options granted under the plan which qualify as incentive stock options under Internal Revenue Code Section 422 will be treated as follows:

Except to the extent that the alternative minimum tax rule described below applies, no tax consequences will result to the grantee or the Company from the grant of an incentive stock option to, or the exercise of an incentive stock option by, the grantee. Instead, the grantee will recognize gain or loss when he or she sells or disposes of the shares transferred to him or her upon exercise of the incentive stock option.  For purposes of determining such gain or loss, the grantee’ s basis in such shares will be his or her option price. If the date of sale or disposition of such shares is at least two years after the date of the grant of the incentive stock option, and at least one year after the transfer of the shares to him or her upon exercise of the incentive stock option, the grantee will realize long-term capital gain treatment upon their sale or disposition.

Generally, the Company will not be allowed a deduction with respect to an incentive stock option.  However, if an grantee fails to meet the foregoing holding period requirements (a so-called  disqualifying disposition), any gain recognized by the grantee upon the sale or disposition of the shares transferred to him or her  upon exercise of an incentive stock option will be treated in the year of such sale or disposition as ordinary income, rather than capital gain, to the extent of the excess, if any, of the fair market value of the shares at the time of exercise (or, if less, in certain cases the amount realized on such sale or disposition) over their option price, and in that case the Company will be allowed a corresponding deduction.

For purposes of the alternative minimum tax, the amount, if any, by which the fair market value of the shares transferred to the grantee upon such exercise exceeds the option price will be included in determining the grantee’s alternative minimum taxable income.  In addition, for purposes of such tax, the basis of such shares will include such excess.

To the extent that the aggregate fair market value (determined at the time the option is granted) of the stock with respect to which incentive stock options are exercisable for the first time by the grantee during any calendar year exceeds $100,000, such options will not be incentive stock options.  In this regard, upon the exercise of an option which is deemed, under the rule described in the preceding sentence, to be in part an incentive stock option and in part a nonstatutory stock option, under existing Internal Revenue Service guidelines, the Company may designate which shares issued upon exercise of such options are incentive stock options and which shares are nonstatutory stock options. In the absence of such designation, a pro rata portion of each share issued is to be treated as issued pursuant to the exercise of an incentive stock option and the balance of each share treated as issued pursuant to the exercise of a nonstatutory stock option.

Section 162(m) of the Internal Revenue Code

Section 162(m) of the Internal Revenue Code denies a deduction to any publicly held corporation for compensation paid to certain "covered employees" in its taxable year to the extent that such compensation exceeds $1,000,000. "Covered employees" are a company's chief executive officer on the last day of the taxable year and the three other most highly paid executive officers (other than the chief financial officer) whose compensation is required to be reported to stockholders in its proxy statement under the Securities Exchange Act of 1934.  Compensation paid under certain qualified performance-based compensation arrangements, which (among other things) provide for compensation based on performance goals established by the Committee, is not considered in determining whether a "covered employee's" compensation exceeds $l,000,000. It is intended that certain awards under the Plan will satisfy these requirements so that the income recognized in connection with awards will not be included in a "covered employee's" compensation for the purpose of determining whether such individual's compensation exceeds $1,000,000.

Section 409A of the Internal Revenue Code

Internal Revenue Code Section 409A provides that all amounts deferred under a nonqualified deferred compensation plan are includible in a participant's gross income to the extent such amounts are not subject to a substantial risk of forfeiture, unless certain requirements are satisfied. If the requirements are not satisfied, in addition to current income inclusion, interest at the underpayment rate plus 1% will be imposed on the participant's underpayments that would have occurred had the deferred compensation been includible in gross income for the taxable year in which first deferred or, if later, the first taxable year in which such deferred compensation is not subject to a substantial risk of forfeiture. The amount required to be included in income is also subject to an additional 20% tax.  While most Stock Awards under the Plan are anticipated to be exempt from the requirements of Code Section 409A, awards not exempt from Internal Revenue Code Section 409A are intended to comply with Internal Revenue Code Section 409A.

 ERISA/Internal Revenue Code Section 401(a).

The Plan is not subject to any of the requirements of the Employee Retirement Income Security Act of 1974, as amended. The Stock Incentive Plan is not, nor is it intended to be, qualified under Section 401(a) of the Code.

Future Plan Awards

Because future awards under the Plan will be based upon prospective factors including the nature of services to be rendered by current or prospective employees and officers of, advisors and independent consultants to, the Company or its affiliates, and directors who are neither officers nor employees of the Company or its affiliates and their potential contributions to the success of the Company, actual awards cannot be determined at this time.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” APPROVAL OF THE ACETO CORPORATION 2010 EQUITY PARTICPATION PLAN.

PROPOSAL THREE

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Based on the recommendation of the Audit & Risk Committee, the Board of Directors has appointed BDO USA, LLP, an independent registered public accounting firm, to examine the financial statements of the Company for the year ending June 30, 2011.  BDO USA, LLP has been the independent registered public accounting firm of the Company since 2005.

Although ratification by shareholders is not required by the Company’s organizational documents or other applicable law, our Board of Directors has determined that requesting ratification by shareholders of its appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2011 is a matter of good corporate practice.  If shareholders do not ratify the selection, the Board of Directors will reconsider whether or not to retain BDO USA, LLP, but may still retain them.  Even if the selection is ratified, the Board of Directors, in its discretion, may change the appointment at any time during the year if it determines that such a change would be in the best interests of the Company and its shareholders.

The Company anticipates that representatives of BDO USA, LLP will attend the annual meeting for the purpose of responding to appropriate questions.  At the annual meeting, the representatives of BDO USA, LLP will be afforded an opportunity to make a statement if they so desire.

The aggregate fees for professional services rendered by BDO USA, LLP for the years ended June 30, 2010 and 2009 were:

	Fiscal 2010	Fiscal 2009

Audit fees	$886,000	$962,000
Audit related fees	-	7,000
Tax fees	64,000	65,000
All other fees	-	-

Total fees	$950,000	$1,034,000

Audit fees are fees for the audit of the Company’s annual financial statements included on Form 10-K, including the audits of internal control over financial reporting, reviews of the quarterly financial statements and statutory audits.

Audit related fees consisted of fees for accounting consultations.

Tax fees are fees for tax services, including tax compliance, tax advice and planning.

The audit & risk committee reviewed and approved in advance in accordance with the Company’s Audit &  Risk Committee Pre-Approval Policy all proposals and fees for any work to be performed by BDO USA, LLP.

THE BOARD RECOMMENDS THAT YOU VOTE FOR RATIFICATION OF THE APPOINTMENT OF BDO USA, LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE COMPANY’S FISCAL YEAR ENDING JUNE 30, 2011.

SHAREHOLDER PROPOSALS

All shareholder proposals which are intended to be presented at the 2011 Annual Meeting of Shareholders of the Company must be received by the Company no later than June 21, 2011, for inclusion in the board of directors' proxy statement and form of proxy relating to the meeting.

OUR ANNUAL REPORT ON FORM 10-K AND CORPORATE GOVERNANCE COMPLIANCE DOCUMENTS

If you own our common stock, you can obtain copies of our annual report on Form 10-K for the fiscal year ended June 30, 2010 as filed with the SEC, including the financial statements, our committee charters, and our codes of conduct, all without charge, by writing to Mr. Douglas Roth, Chief Financial Officer and Secretary, Aceto Corporation, One Hollow Lane, Lake Success, New York 11042.  You can also access our 2010 Form 10-K on our website at www.aceto.com by clicking on “Corporate Governance” and then on “SEC Filings”.  You can also access our committee charters at our website by clicking on “Corporate Governance”.

OTHER BUSINESS

The board of directors knows of no other business to be acted upon at the meeting. However, if any other business properly comes before the meeting, it is the intention of the persons named in the enclosed proxy to vote on such matters in accordance with their best judgment.

The prompt return of the proxy will be appreciated and helpful in obtaining the necessary vote. Therefore, whether or not you expect to attend the meeting, please sign the proxy and return it in the enclosed envelope.
BY ORDER OF THE BOARD OF DIRECTORS

Douglas Roth
Chief Financial Officer and
Secretary

Dated: October 13, 2010

Appendix A
ACETO CORPORATION

2010 Equity Participation Plan

 1.   Purpose.  The ACETO CORPORATION 2010 Equity Participation Plan (the “Plan”) is intended to advance the interests of ACETO CORPORATION (the “Company”) by inducing individuals or entities of outstanding ability and potential to join and remain with, or provide consulting or advisory services to, the Company or a parent or subsidiary of the Company, by encouraging and enabling eligible employees, non-employee directors, consultants and advisors to acquire proprietary interests in the Company, and by providing the participating employees, non-employee directors, consultants and advisors with an additional incentive to promote the success of the Company.  This is accomplished by providing for the granting of Incentive Stock Options, Nonstatutory Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units and Stock Bonuses, as such terms are defined in Section 2, to employees, non-employee directors, consultants and advisors.  As used herein, the term “parent” or “subsidiary” shall mean any present or future corporation which is or would be a “parent corporation” or “subsidiary corporation” of the Company as the term is defined in Section 424 of the Code (as hereinafter defined) (determined as if the Company were the employer corporation).

 2.   Definitions.  Capitalized terms not otherwise defined in the Plan shall have the following meanings:

(a)   “Award Agreement” shall mean a written agreement, in such form as the Committee shall determine, that evidences the terms and conditions of a Stock Award granted under the Plan.

(b)   “Board” shall mean the Board of Directors of the Company.

(c)   “Change in Control” means, except as provided in Section 10(b), the date on which:

(i)   any person (a “Person”), as such term is used in Sections 13(d) and 14(d) of the Exchange Act (other than (A) the Company and/or its wholly owned subsidiaries; (B) any “employee stock ownership plan” (as that term is defined in Code Section 4975(e)(7)) or other employee benefit plan of the Company and any trustee or other fiduciary in such capacity holding securities under such plan; (C) any corporation owned, directly or indirectly, by the shareholders of the Company in substantially the same proportions as their ownership of stock of the Company; or (D) any other Person who, within the one year prior to the event which would otherwise be a Change in Control, is an executive officer of the Company or any group of Persons of which he or she voluntarily is a part), is or becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 30% or more of the combined voting power of the Company’s then outstanding securities or such lesser percentage of voting power, but not less than 20%, as determined by the Committee;

(ii)   the consummation of (A) any consolidation or merger of the Company in which the Company is not the continuing or surviving corporation or pursuant to which the Company’s Common Stock would be converted into cash, securities, and/or other property, other than a merger of the Company in which holders of Common Stock immediately prior to the merger have the same proportionate ownership of voting securities of the surviving corporation immediately after the merger as they had in the Common Stock immediately before; or (B) any sale, lease, exchange, or other transfer (in one transaction or a series of related transactions) of all or substantially all the assets or earning power of the Company; or

(iii)   the Company’s shareholders or the Company’s Board shall approve the liquidation or dissolution of the Company.

(d)   “Code” shall mean the Internal Revenue Code of 1986, as amended.

(e)   “Committee” shall mean a committee or subcommittee of the Board to whom authority has been granted by the Board to make determinations with regard to the Plan, which committee or subcommittee shall consist of at least two persons, each of whom is intended to be an “outside independent director” to the extent required by the rules and regulations of the Nasdaq Stock Market, and an “outside director” to the extent required by Section 162(m) of the Code.  If for any reason the appointed Committee does not meet the requirements of Section 162(m) of the Code, such noncompliance shall not affect the validity of Stock Awards, grants, interpretations or other actions of the Committee.

(f)   “Common Stock” shall mean the common stock, $.01 par value, of the Company.

(g)   “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

(h)   “Fair Market Value” means, with respect to the applicable date, the last reported sales price for a share of Common Stock as quoted on the principal stock exchange on which the Common Stock is traded for that date; provided, however, if no such sales are made on such date, then on the next preceding date on which there are such sales. If for any day the Fair Market Value of a share of Common Stock is not determinable by any of the foregoing means, then the Fair Market Value for such day shall be determined in good faith by the Committee under a method that complies with Code Sections 422 and 409A.

(i)   “Incentive Stock Option” shall mean an Option that is an “incentive stock option” within the meaning of Section 422 of the Code and that is identified as an Incentive Stock Option in the Award Agreement by which it is evidenced.

(j)   “Nonstatutory Stock Option” shall mean an Option that is not an Incentive Stock Option within the meaning of Section 422 of the Code.

(k)   “Option” shall mean an Incentive Stock Option or a Nonstatutory Stock Option.

(l)   “Restricted Stock” shall mean an award of shares of Common Stock that is subject to certain conditions on vesting and restrictions on transferability as provided in Section 14 of the Plan.

(m)   “Restricted Stock Units” shall mean an award of a unit consisting of one share of Restricted Stock, cash equal to the Fair Market Value of a share of Common Stock of the Company on the date of vesting, or a combination thereof, that is subject to certain conditions on vesting and restrictions on transferability as provided in Section 15 of the Plan.

(n)   “Retirement” means Termination of Service after attainment of age 59½, when the Grantee does not intend to continue gainful employment.

(o)   “Section 162(m) of the Code” means the exception for performance-based compensation under Section 162(m) of the Code and any applicable Treasury regulations thereunder.

(p)   “Section 409A of the Code” means the nonqualified deferred compensation rules under Section 409A of the Code and any applicable Treasury regulations thereunder.

(q)   “Securities Act” shall mean the Securities Act of 1933, as amended.

(r)   “Stock Appreciation Right” or “SAR” shall mean a right to receive payment of the appreciated value of shares of Common Stock as provided in Section 9 of the Plan.

(s)   “Stock Award” shall mean an Incentive Stock Option, a Nonstatutory Stock Option, a Restricted Stock award, a Restricted Stock Unit award, a Stock Appreciation Right or a Stock Bonus award.

(t)   “Stock Bonus” shall mean a bonus award payable in shares of Common Stock as provided in Section 16 of the Plan.

(u)   “Termination of Service” shall mean (i) with respect to a Stock Award granted to an employee, the termination of the employment relationship between the employee and the Company and all subsidiaries; (ii) with respect to a Stock Award granted to a non-employee director, the cessation of the provision of services as a director of the Company; and (iii) with respect to a Stock Award granted to a consultant, the termination of the consulting arrangement between the consultant and the Company; provided, however, that if a Grantee’s status changes from employee, non-employee director or consultant to any other status eligible to receive a Stock Award under the Plan, the Committee may provide, that no Termination of Service occurs for purposes of the Plan until the Grantee’s new status with the Company, its parent and all subsidiaries terminates. For purposes of this paragraph, if a Grantee is an employee of a subsidiary or parent and not the Company, the Grantee shall incur a Termination of Service when such entity ceases to be a subsidiary or parent, unless the Committee determines otherwise.

 3.   Administration.  The Plan shall be administered by the Board or the Committee.  All references in the Plan to the “Committee” shall be deemed to refer to the “Board” if no committee is established for the purpose of making determinations with respect to the Plan.  Except as herein specifically provided, the interpretation and construction by the Committee of any provision of the Plan or of any Stock Award granted under it shall be final and conclusive, provided, that with regard to any provision of this Plan or any Award Agreement relating thereto that is intended to comply with Section 162(m) of the Code, any such action by the Committee shall be permitted only to the extent such action would be permitted under Section 162(m) of the Code.  The Committee may, in its sole discretion, adopt special guidelines and provisions for persons who are residing in or employed in, or subject to, the taxes of, any domestic or foreign jurisdictions to comply with applicable tax and securities laws of such domestic or foreign jurisdictions.  This Plan is intended to comply with the applicable provisions of Section 162(m) of the Code with respect to Awards intended to be “performance-based,” and this Plan shall be limited, construed and interpreted in a manner so as to comply therewith.  The receipt of a Stock Award by any members of the Committee shall not preclude their vote on any matters in connection with the administration or interpretation of the Plan.

 4.   Shares Subject to the Plan.

(a)   The shares subject to Stock Awards granted under the Plan shall be the Common Stock, whether authorized but unissued or held in the Company’s treasury, or shares purchased from stockholders expressly for use under the Plan.  The maximum number of shares of Common Stock which may be issued pursuant to Stock Awards granted under the Plan shall not exceed in the aggregate 2,000,000 shares.  Subject to the following limits:

(i)   no Grantee who is an employee shall be granted during any one calendar year Options entitling such Grantee-employee to purchase more than 300,000 shares of Common Stock;

(ii)   no Grantee who is an employee shall be granted during any one calendar year Stock Appreciation Rights entitling such Grantee-employee to appreciation with respect to more than 300,000 shares of Common Stock; and

(iii)   the aggregate number of shares of Common Stock subject to performance-based Stock Awards granted to a Grantee-employee during any one calendar year shall not exceed 300,000 shares of Common Stock.

Each limit in the preceding sentence shall be subject to adjustment in accordance with Section 17.

(b)   The Company shall at all times while the Plan is in force reserve such number of shares of Common Stock as will be sufficient to satisfy the requirements of all outstanding Stock Awards granted under the Plan.  Any shares of Common Stock that are subject to Stock Awards that are not Options or SARS shall be counted against the maximum number of shares available for the purpose of Stock Awards as 2.5 shares for every share granted.  In the event any Option or SAR granted under the Plan shall expire or terminate for any reason without having been exercised in full or shall cease for any reason to be exercisable in whole or in part, the unpurchased shares subject thereto shall again be available for Stock Awards under the Plan.  In the event any shares of Restricted Stock or Restricted Stock Units are forfeited for any reason or the right to receive any Stock Bonus is terminated for any reason, the shares related thereto, at the rate of 2.5 shares for every share forfeited, shall again be available for Stock Awards under the Plan.  In the event shares of Common Stock are delivered to, or withheld by, the Company pursuant to Section 12(b) or 29 hereof, the number of shares of Common Stock available for the purpose of Stock Awards under this Plan shall be reduced by (a) the total number of shares underlying the Options or SARS exercised, regardless of whether any of the shares of Common Stock underlying such Stock Awards are not actually issued to the Grantee as the result of a net settlement, (b) any shares of Common Stock used to pay any exercise price or tax withholding obligation with respect to any Stock Award, and (c) any shares of Common Stock repurchased by the Company on the open market with the proceeds of an Option or SAR exercise price, which shares shall be counted in the same manner as set forth above based on the Stock Awards to which they relate.

 5.   Participation.  The class of individuals and entities that shall be eligible to receive Stock Awards (“Grantees”) under the Plan shall be (a) with respect to Incentive Stock Options, all employees of either the Company or any parent or subsidiary corporation of the Company, and (b) with respect to all other Stock Awards, all employees and non-employee directors of, and consultants and advisors to, either the Company or any parent or subsidiary entity of the Company; provided, however, no Stock Award shall be granted to any such consultant or advisor unless (i) the consultant or advisor is a natural person (or an entity wholly-owned, directly or indirectly, by a natural person), (ii) bona fide services have been or are to be rendered by such consultant or advisor and (iii) such services are not in connection with the offer or sale of securities in a capital raising transaction and do not directly or indirectly promote or maintain a market for the Company’s securities.  The Committee, in its sole discretion, but subject to the provisions of the Plan, shall determine the employees and non-employee directors of, and the consultants and advisors to, the Company and its parent and subsidiary corporations to whom Stock Awards shall be granted, and the number of shares to be covered by each Stock Award grant, taking into account the nature of the employment or services rendered by the individuals or entities being considered, their annual compensation, their present and potential contributions to the success of the Company, and such other factors as the Committee may deem relevant.  For purposes hereof, a non-employee to whom an offer of employment has been extended shall be considered an employee, provided that the Stock Award granted to such individual shall not be exercisable or vest, in whole or in part, for a period of at least one year from the date of grant and, in the event the individual does not commence employment with the Company, the Stock Award granted shall be considered null and void.

 6.   Award Agreement.  Each Stock Award granted under the Plan shall be authorized by the Committee, and shall be evidenced by an Award Agreement as is approved by the Committee.  The Award Agreement shall specify the number of shares of Common Stock as to which the Stock Award is granted, the period during which any Option or SAR is exercisable and the option or base price per share thereof, the vesting periods for any Restricted Stock, Restricted Stock Units or Stock Bonus, any performance-based vesting criteria (the “Performance Goals”) and such other terms and provisions as the Committee may deem necessary or appropriate, provided, that with regard to any Stock Award that is intended to comply with Section 162(m) of the Code, any applicable performance criteria shall be based on one or more of the Performance Goals set forth in Exhibit A hereto and no such Stock Awards other than Options or SARs shall be granted on or after the fifth anniversary of the stockholder approval of the Plan unless the Performance Goals set forth on Exhibit A are reapproved (or other designated performance goals are approved) by the stockholders no later than the first stockholder meeting that occurs in the fifth year following the year in which stockholders approve the Performance Goals set forth on Exhibit A.

 7.   Incentive Stock Options.  The Committee may grant Incentive Stock Options under the Plan which are subject to the following terms and conditions and any other terms and conditions as may at any time be required by Section 422 of the Code:

(a)   No Incentive Stock Option shall be granted to individuals other than employees of the Company or of a parent or subsidiary corporation of the Company.

(b)   Each Incentive Stock Option under the Plan must be granted prior to October 11, 2020, which is within ten years from the date the Plan was adopted by the Board.

(c)   The option price of the shares subject to any Incentive Stock Option shall not be less than the Fair Market Value of the Common Stock at the time such Incentive Stock Option is granted; provided, however, if an Incentive Stock Option is granted to an individual who owns, at the time the Incentive Stock Option is granted, more than 10% of the total combined voting power of all classes of stock of the Company or of a parent or subsidiary corporation of the Company (a “10% Stockholder”), the option price of the shares subject to the Incentive Stock Option shall be at least 110% of the Fair Market Value of the Common Stock at the time such Incentive Stock Option is granted.

(d)   No Incentive Stock Option granted under the Plan shall be exercisable after the expiration of ten years from the date of its grant; provided, however, if an Incentive Stock Option is granted to a 10% Stockholder, such Incentive Stock Option shall not be exercisable after the expiration of five years from the date of its grant.  Every Incentive Stock Option granted under the Plan shall be subject to earlier termination as expressly provided in Section 11 hereof.

(e)   For purposes of determining stock ownership under this Section 7, the attribution rules of Section 424(d) of the Code shall apply.

 8.   Nonstatutory Stock Options.  The Committee may grant Nonstatutory Stock Options under the Plan.  Nonstatutory Stock Options shall be subject to the following terms and conditions:

(a)   A Nonstatutory Stock Option may be granted to any individual or entity eligible to receive an Option under the Plan pursuant to clause (b) of Section 5 hereof.

(b)   The option price of the shares subject to a Nonstatutory Stock Option shall not be less than the Fair Market Value of the Common Stock at the time such Nonstatutory Stock Option is granted.

(c)   No Nonstatutory Stock Option granted under the Plan shall be exercisable after the expiration of ten years from the date of its grant.

  9.   Stock Appreciation Rights.

(a)   The Committee may grant Stock Appreciation Rights to such persons eligible under the Plan as the Committee may select from time to time.  SARs shall be granted at such times, in such amounts and under such other terms and conditions as the Committee shall determine, which terms and conditions shall be evidenced under an Award Agreement, subject to the terms of the Plan. Subject to the terms and conditions of the Award Agreement, an SAR shall entitle the Grantee to exercise the SAR, in whole or in part, in exchange for a payment of shares of Common Stock, cash or a combination thereof, as determined by the Committee and provided for in the Award Agreement, equal in value to the excess of the Fair Market Value of the shares of Common Stock underlying the SAR, determined on the date of exercise, over the base amount set forth in the Award Agreement for the shares of Common Stock underlying the SAR, which base amount shall not be less than the Fair Market Value of such Common Stock, determined as of the date the SAR is granted.  The Company may, in its sole discretion, withhold from any such cash payment any amount necessary to satisfy the Company’s obligation for withholding taxes with respect to such payment.

(b)   No SAR granted under the Plan shall be exercisable after the expiration of ten years from the date of its grant.

(c)   All references in the Plan to “Options” shall be deemed to include “SARs” where applicable.

10.   Transferability of Options.

(a)   No Option granted under the Plan shall be transferable by the individual or entity to whom it was granted other than by will or the laws of descent and distribution, and, during the lifetime of an individual, shall not be exercisable by any other person, but only by him or her.

(b)   Notwithstanding Section 10(a) above, a Nonstatutory Stock Option granted under the Plan may be transferred in whole or in part during a Grantee’s lifetime, upon the approval of the Committee, to a Grantee’s “family members” (as such term is defined in Rule 701(c)(3) of the Securities Act and General Instruction A(1)(a)(5) to Form S-8) through a gift or domestic relations order.  The transferred portion of a Nonstatutory Stock Option may only be exercised by the person or entity who acquires a proprietary interest in such Option pursuant to the transfer.  The terms applicable to the transferred portion shall be the same as those in effect for the Option immediately prior to such transfer and shall be set forth in such documents issued to the transferee as the Committee may deem appropriate.  As used in the Plan, the terms “Grantee” (when referring to an Option recipient) and “holder of an Option” shall refer to the grantee of the Option and not any transferee thereof.

11.   Effect of Termination of Employment or Death on Options.

(a)   Unless otherwise provided in the Award Agreement, in the event a Grantee incurs a Termination of Service because of involuntary termination by the Company, or voluntary termination by the Grantee other than Retirement or permanent and total disability (within the meaning of Section 23(e) of the Code) (“Permanent Disability”), while such Grantee holds Options under the Plan, all unvested Options held by such Grantee shall expire immediately upon such Termination of Service.

(b)   Unless otherwise provided in the Award Agreement, if a Grantee incurs a Termination of Service due to Retirement or Permanent Disability, or if a Grantee dies prior to Termination of Service, while such Grantee holds unvested Options under the Plan, such unvested Options shall continue to vest for the period ending upon the earlier of (A) its stated vesting date(s) or (B) the date occurring one (1) year after the date of such Termination of Service or the Grantee’s death, as the case may be.

(c)   Unless otherwise provided in the Award Agreement, if a Grantee, while holding exercisable Options, dies prior to Termination of Service, then each such exercisable Option held by the Grantee shall be exercisable by the executor or administrator of the Grantee’s estate or by the person or persons to whom the deceased Grantee’s rights thereunder shall have passed by will or by the laws of descent or distribution until the earlier of (A) its stated expiration date or (B) the date occurring one (1) year after the date of death.

(d)   Except as otherwise provided in subsection (a) and unless otherwise provided in the Award Agreement, if a Grantee, while holding exercisable Stock Options incurs a Termination of Service because of Permanent Disability, then each such exercisable Stock Option held by the Grantee shall be exercisable by the Grantee until the earlier of (A) its stated expiration date or (B) the date occurring one year after the date of such Termination of Service.   Notwithstanding the foregoing, in the event the Company is a party to an employment, consulting or advisory agreement with a Grantee and such agreement provides for termination of employment or engagement based upon a disability or other incapacity, then, for such Grantee, a termination of employment or engagement for disability or other incapacity pursuant to the provisions thereof shall be considered to be a termination based upon Permanent Disability for purposes hereof.  Furthermore, notwithstanding the foregoing, with respect to Stock Awards that are subject to Section 409A of the Code, Permanent Disability shall mean that a Grantee is disabled under Section 409A(a)(2)(c)(i) or (ii) of the Code.

(e)   Except as otherwise provided in subsection (a) and unless otherwise provided in the Award Agreement, if a Grantee, while holding exercisable Stock Options, incurs a Termination of Service because of Retirement, then each such exercisable Option held by the Grantee shall be exercisable by the Grantee until the earlier of (A) its stated expiration date or (B) the date occurring three (3) years after the date of such Termination of Service.

(f)   Unless otherwise provided in the Award Agreement, if a Grantee while holding exercisable Options incurs a Termination of Service because of a voluntary resignation, other than Retirement or Permanent Disability, then each such exercisable Option held by the Grantee shall be exercisable by the Grantee until the earlier of (A) its stated expiration date or (B) the date occurring ninety (90) days after such Termination of Service.

(g)   Unless otherwise provided in the Award Agreement, if a Grantee, while holding exercisable Options incurs a Termination of Service because of an involuntary resignation, then each such exercisable Option held by the Grantee shall be exercisable by the Grantee until the earlier of (A) its stated expiration date or (B) thirty (30) days after the date of such Termination of Service.

(h)   The Committee may accelerate the date as of which an Option becomes exercisable, or extend the exercise period of an Option up to its stated expiration date, if the Committee in its discretion deems such acceleration or extension to be desirable.

(i)   For purposes of this Section 11, the employment relationship of an employee of the Company or of a parent or subsidiary corporation of the Company will be treated as continuing intact while he is on military or sick leave or other bona fide leave of absence (such as temporary employment by the Government) if such leave does not exceed 90 days, or, if longer, so long as his right to reemployment is guaranteed either by statute or by contract.

12.   Exercise of Options.

(a)   Unless otherwise provided in the Award Agreement, any Option granted under the Plan shall, subject to vesting, be exercisable in whole at any time, or in part from time to time, prior to expiration.  The Committee, in its absolute discretion, may provide in any Award Agreement that the exercise of any Options granted under the Plan shall be subject (i) to such condition or conditions as it may impose, including, but not limited to, a condition that the holder thereof remain in the employ or service of, or continue to provide consulting or advisory services to, the Company or a parent or subsidiary corporation of the Company for such period or periods from the date of grant of the Option as the Committee, in its absolute discretion, shall determine; and (ii) to such limitations as it may impose, including, but not limited to, a limitation that the aggregate Fair Market Value (determined at the time the Option is granted) of the Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any employee during any calendar year (under all plans of the Company and its parent and subsidiary corporations) shall not exceed $100,000.  In addition, in the event that under any Award Agreement the aggregate Fair Market Value (determined at the time the Option is granted) of the Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any employee during any calendar year (under all plans of the Company and its parent and subsidiary corporations) exceeds $100,000, the Committee may, when shares are transferred upon exercise of such Options, designate those shares which shall be treated as transferred upon exercise of an Incentive Stock Option and those shares which shall be treated as transferred upon exercise of a Nonstatutory Stock Option.

(b)   An Option granted under the Plan shall be exercised by the delivery by the holder thereof to a Plan administrator designated by the Company, or if no Plan administrator is so designated, to the Company at its principal office (attention of the Secretary), of written notice of the number of shares with respect to which the Option is being exercised.  Such notice shall be accompanied, or followed within five days of delivery thereof, by payment of the full option price of such shares, and payment of such option price shall be made by the holder’s delivery of (i) his check payable to the order of the Company, or (ii) previously acquired Common Stock, the Fair Market Value of which shall be determined as of the date of exercise (provided that the shares delivered pursuant hereto are acceptable to the Committee in its sole discretion).  Alternatively, if provided for in the Award Agreement, the holder may elect to have the Company reduce the number of shares otherwise issuable by a number of shares having a Fair Market Value equal to the exercise price of the Option being exercised.

13.   Further Conditions of Exercise of Options.

(a)   Unless prior to the exercise of the Option the shares issuable upon such exercise have been registered with the Securities and Exchange Commission pursuant to the Securities Act, the notice of exercise shall be accompanied by a representation or agreement of the person or estate exercising the Option to the Company to the effect that such shares are being acquired for investment purposes and not with a view to the distribution thereof, and such other documentation as may be required by the Company, unless in the opinion of counsel to the Company such representation, agreement or documentation is not necessary to comply with the Securities Act.

(b)   If the Common Stock is listed on any securities exchange, including, without limitation, Nasdaq Global Select Market, the Company shall not be obligated to deliver any Common Stock pursuant to this Plan until it has been listed on each such exchange. In addition, the Company shall not be obligated to deliver any Common Stock pursuant to this Plan until there has been qualification under or compliance with such federal or state laws, rules or regulations as the Company may deem applicable.  The Company shall use reasonable efforts to obtain such listing, qualification and compliance.

14.   Restricted Stock Grants.

(a)   The Committee may grant Restricted Stock under the Plan to any individual or entity eligible to receive Restricted Stock pursuant to clause (b) of Section 5 hereof.

(b)   In addition to any other applicable provisions hereof and except as may otherwise be specifically provided in an Award Agreement, the following restrictions in this Section 14(b) shall apply to grants of Restricted Stock made by the Committee:

(i)   No shares granted pursuant to a grant of Restricted Stock may be sold, transferred, pledged, assigned or otherwise alienated or hypothecated until, and only to the extent that, such shares are vested.

(ii)   Shares granted pursuant to a grant of Restricted Stock shall vest as determined by the Committee, as provided for in the Award Agreement.  The foregoing notwithstanding, unless otherwise provided in the Award Agreement, (A) in the event a Grantee incurs a Termination of Service because of involuntary termination by the Company, or voluntary termination by the Grantee other than Retirement or Permanent Disability, while such Grantee holds Restricted Stock under the Plan, all unvested Restricted Stock held by such Grantee shall forfeit to the Company immediately upon such Termination of Service, or (B) if a Grantee incurs a Termination of Service due to Retirement  or Permanent Disability, or if a Grantee dies prior to Termination of Service, while such Grantee holds unvested Restricted Stock under the Plan, such unvested Restricted Stock shall, (I) if it is not performance-based, vest immediately, or (II) if it is performance-based, continue to vest for the period ending upon the earlier of (1) its stated vesting date(s) or (2) the date occurring one year after the date of such Termination of Service or the Grantee’s death, as the case may be.  All forfeited Restricted Stock shall be returned to the Company.

(c)   In determining the vesting requirements with respect to a grant of Restricted Stock, the Committee may impose such restrictions on any shares granted as it may deem advisable, including, without limitation, restrictions relating to length of service, corporate performance, attainment of group Performance Goals, federal or state securities laws, and Rule 162(m) of the Code, and may legend the certificates representing Restricted Stock to give appropriate notice of such restrictions.  With regard to a Restricted Stock Award that is intended to comply with Section 162(m) of the Code, to the extent any such provision would create impermissible discretion under Section 162(m) of the Code or otherwise violate Section 162(m) of the Code, such provision shall be of no force or effect.  The applicable Performance Goals shall be based on one or more of the performance criteria set forth in Exhibit A hereto. Any such restrictions shall be specifically set forth in the Award Agreement.

(d)   Certificates representing shares granted that are subject to restrictions shall be held by the Company or, if the Committee so specifies, deposited with a third-party custodian or trustee until lapse of all restrictions on the shares.  After such lapse, certificates for such shares (or the vested percentage of such shares) shall be delivered by the Company to the Grantee; provided, however, that the Company need not issue fractional shares.

(e)   During any applicable period of restriction, the Grantee shall be the record owner of the Restricted Stock and shall be entitled to receive all dividends and other distributions paid with respect to such shares while they are so restricted.  However, if any such dividends or distributions are paid in shares of Company stock or other property during an applicable period of restriction, the shares and/or other property deliverable shall be held by the Company or third party custodian or trustee and be subject to the same restrictions as the shares with respect to which they were issued.  Moreover, the Committee may provide in each grant such other restrictions, terms and conditions as it may deem advisable with respect to the treatment and holding of any stock, cash or property that is received in exchange for Restricted Stock granted pursuant to the Plan.

(f)   Each Grantee making an election pursuant to Section 83(b) of the Code shall, upon making such election, promptly provide a copy thereof to the Company.

Restricted Stock Grants.

15.   Restricted Stock Units.

(a)   The Committee may grant Restricted Stock Units under the Plan to any individual or entity eligible to receive Restricted Stock Units pursuant to clause (b) of Section 5 hereof.   A Restricted Stock Unit entitles the Grantee to receive one share of Common Stock, cash equal to the Fair Market Value of a share of Common Stock on the date of vesting, or a combination thereof, with respect to each Restricted Stock Unit that vests in accordance with the terms of the Award Agreement and this Plan.  Any fractional Restricted Stock Unit shall be payable in cash. The Committee, in its sole discretion, shall determine the medium of payment.

(b)   In addition to any other applicable provisions hereof and except as may otherwise be specifically provided in an Award Agreement, the following restrictions in this Section 15(b) shall apply to grants of Restricted Stock Units made by the Committee:

(i)   No shares granted pursuant to a grant of Restricted Stock may be sold, transferred, pledged, assigned or otherwise alienated or hypothecated until, and only to the extent that, such shares are vested.

(ii)   Grants of Restricted Stock Units shall vest as determined by the Committee, as provided for in the Award Agreement.  The foregoing notwithstanding, unless otherwise provided in the Award Agreement, (A) in the event a Grantee incurs a Termination of Service because of involuntary termination by the Company, or voluntary termination by the Grantee other than Retirement or Permanent Disability, while such Grantee holds Restricted Stock Units under the Plan, all unvested Restricted Stock Units held by such Grantee shall forfeit immediately upon such Termination of Service, or (B) if a Grantee incurs a Termination of Service due to Retirement or Permanent Disability, or if a Grantee dies prior to Termination of Service, while such Grantee holds unvested Restricted Stock Units under the Plan, such unvested Restricted Stock Units shall, (I) if they are not performance-based, vest immediately, or (II) if they are performance-based, continue to vest for the period ending upon the earlier of (1) its stated vesting date(s) or (2) the date occurring one year after the date of such Termination of Service or the Grantee’s death, as the case may be.  All forfeited Restricted Stock Units shall be returned to the Company.

(c)   In determining the vesting requirements with respect to a grant of Restricted Stock, the Committee may impose such restrictions on any shares granted as it may deem advisable including, without limitation, restrictions relating to length of service, corporate performance, attainment of group Performance Goals, federal or state securities laws, and Rule 162(m) of the Code, and may legend the certificates representing Restricted Stock to give appropriate notice of such restrictions.  With regard to a Restricted Stock Award that is intended to comply with Section 162(m) of the Code, to the extent any such provision would create impermissible discretion under Section 162(m) of the Code or otherwise violate Section 162(m) of the Code, such provision shall be of no force or effect.  The applicable Performance Goals shall be based on one or more of the performance criteria set forth in Exhibit A hereto. Any such restrictions shall be specifically set forth in the Award Agreement.  Any such restrictions shall be specifically set forth in the Award Agreement.

(d)   The Company shall establish a bookkeeping account in the Grantee’s name which reflects the number and type of Restricted Stock Units standing to the credit of the Grantee.

(e)   The Company shall credit to the Grantee’s bookkeeping account, on each date that the Company pays a cash dividend to holders of Common Stock generally, an additional number of Restricted Stock Units equal to the total number of Restricted Stock Units credited to the Grantee’s bookkeeping account on such date, multiplied by the dollar amount of the per share cash dividend, and divided by the Fair Market Value of a share of Common Stock on such date. Restricted Stock Units attributable to such dividend equivalent rights shall be subject to the same terms and conditions as the Restricted Stock Units to which such dividend equivalent rights relate.

(f)   Each Grantee making an election pursuant to Section 83(b) of the Code shall, upon making such election, promptly provide a copy thereof to the Company.

16.   Stock Bonus Grants.

(a)   The Committee may grant Stock Bonus awards to such persons eligible under the Plan as the Committee may select from time to time.  Stock Bonus awards shall be granted at such times, in such amounts and under such other terms and conditions as the Committee shall determine, which terms and conditions shall be evidenced under an Award Agreement, subject to the terms of the Plan.  Upon satisfaction of any conditions, limitations and restrictions set forth in the Award Agreement, a Stock Bonus award shall entitle the recipient to receive payment of a bonus described under the Stock Bonus award in the form of shares of Common Stock of the Company.  Prior to the date on which a Stock Bonus award is required to be paid under an Award Agreement, the Stock Bonus award shall constitute an unfunded, unsecured promise by the Company to distribute Common Stock in the future.

(b)   The Committee may condition the grant or vesting of Stock Bonus Awards upon the attainment of specified Performance Goals set forth on Exhibit A as the Committee may determine, in its sole discretion; provided that to the extent that such Stock Bonus Awards are intended to comply with Section 162(m) of the Code, the Committee shall establish the objective Performance Goals for the vesting of such Stock Bonus Awards based on a performance period applicable to each Grantee or class of Grantees in writing prior to the beginning of the applicable performance period or at such later date as permitted under Section 162(m) of the Code and while the outcome of the Performance Goals are substantially uncertain.  Such Performance Goals may incorporate, if and only to the extent permitted under Section 162(m) of the Code, provisions for disregarding (or adjusting for) changes in accounting methods, corporate transactions (including, without limitation, dispositions and acquisitions) and other similar type events or circumstances.  To the extent any such provision would create impermissible discretion under Section 162(m) of the Code or otherwise violate Section 162(m) of the Code, such provision shall be of no force or effect.  The applicable Performance Goals shall be based on one or more of the performance criteria set forth in Exhibit A hereto.

(c)   Shares granted pursuant to a Stock Bonus shall vest as determined by the Committee, as provided for in the Award Agreement.  The foregoing notwithstanding, unless otherwise provided in the Award Agreement, (i) in the event a Grantee incurs a Termination of Service because of involuntary termination by the Company, or voluntary termination by the Grantee other than Retirement or Permanent Disability, while such Grantee holds rights to Bonus Shares under the Plan, all unvested rights to Bonus Shares held by such Grantee shall forfeit immediately upon such Termination of Service, or (ii) if a Grantee incurs a Termination of Service due to Retirement or Permanent Disability, or if a Grantee dies prior to Termination of Service, while such Grantee holds unvested rights to Bonus Shares under the Plan, such unvested rights to Bonus Shares shall, (I) if they are not performance-based, vest immediately, or (II) if they are performance-based, continue to vest for the period ending upon the earlier of (1) their stated vesting date(s) or (2) the date occurring one year after the date of such Termination of Service or the Grantee’s death, as the case may be.

17.   Adjustment Upon Change in Capitalization.

(a)   In the event that the outstanding Common Stock is hereafter changed by reason of reorganization, merger, consolidation, recapitalization, reclassification, stock split-up, combination of shares, reverse split, stock dividend or the like, an appropriate adjustment shall be made by the Committee in the aggregate number of shares available under the Plan, in the number of shares and option price per share subject to outstanding Options, in the number of shares issuable pursuant to outstanding Stock Bonus grants, and in any limitation on exerciseability referred to in Section 12(a)(ii) hereof which is set forth in outstanding Incentive Stock Options.  If the Company shall be reorganized, consolidated, or merged with another corporation, subject to the provisions of Section 20 or Section 21 hereof, the holder of an Option shall be entitled to receive upon the exercise of his Option, and the Grantee of a Stock Bonus shall be entitled to receive upon satisfaction of any conditions, limitations and restrictions set forth in the Award Agreement with respect to the Stock Bonus, the same number and kind of shares of stock or the same amount of property, cash or securities as he would have been entitled to receive upon the happening of any such corporate event as if he had been, immediately prior to such event, the holder of the number of shares covered by his Option or subject to the Stock Bonus; provided, however, that, in such event, the Committee shall have the discretionary power to take any action necessary or appropriate to prevent any Incentive Stock Option granted hereunder which is intended to be an “incentive stock option” from being disqualified as such under the then existing provisions of the Code or any law amendatory thereof or supplemental thereto; and provided, further, that in such event the Committee shall have the discretionary power to take any action necessary or appropriate to prevent such adjustment from being deemed or considered as the adoption of a new plan requiring shareholder approval under Section 422 of the Code and the regulations promulgated thereunder.

(b)   Any adjustment in the number of shares shall apply proportionately to only the unexercised portion of the Option, or the unissued shares subject to an outstanding Stock Bonus, granted hereunder.  If fractions of a share would result from any such adjustment, the adjustment shall be revised to the next lower whole number of shares.

18.   Rights of Grantees.  The holder of an Option granted under the Plan shall have none of the rights of a stockholder with respect to the Common Stock covered by his Option until such Common Stock shall be transferred to him or her upon the exercise of his Option.  The recipient of a Stock Bonus under the Plan shall have none of the rights of a stockholder with respect to the Common Stock covered by the Stock Bonus until the date on which the Grantee is entitled to receive the Common Stock pursuant to the Award Agreement.

19.   Restrictions Upon Shares; Right of First Refusal.

(a)   The provisions of this Section 19 shall be of no force or effect during such time that the Company is subject to the reporting requirements of the Exchange Act pursuant to Section 13 or 15(d) thereof and shall be subject to the provisions of any and all agreements hereafter entered into to which both the Company and any Grantee are parties that provide for a right of first refusal with respect to the Disposition of Shares.

(b)   No Grantee shall, for value or otherwise, sell, assign, transfer or otherwise dispose of all or any part of the shares issued pursuant to the exercise of an Option or received as Restricted Stock, Restricted Stock Units or pursuant to a Stock Bonus (collectively, the “Shares”), or of any beneficial interest therein (collectively a “Disposition”), except as permitted by and in accordance with the provisions of the Plan.  The Company shall not recognize as valid or give effect to any Disposition of any Shares or interest therein upon the books of the Company unless and until the Grantee desiring to make such Disposition shall have complied with the provisions of the Plan.

(c)   No Grantee shall, without the written consent of the Company, pledge, encumber, create a security interest in or lien on, or in any way attempt to otherwise impose or suffer to exist any lien, attachment, levy, execution or encumbrance on the Shares.

(d)   If, at any time, a Grantee desires to make a Disposition of any of the Shares (the “Offered Shares”) to any third-party individual or entity pursuant to a bona fide offer (the “Offer”), he shall give written notice of his intention to do so (“Notice of Intent to Sell”) to the Company, which notice shall specify the name(s) of the offeror(s) (the “Proposed Offeror(s)”), the price per share offered for the Offered Shares and all other terms and conditions of the proposed transaction.  Thereupon, the Company shall have the option to purchase from the Grantee all, but not less than all, the Offered Shares upon the same terms and conditions as set forth in the Offer.

(e)   If the Company desires to purchase all of the Offered Shares, it must send a written notice to such effect to the Grantee within 30 days following receipt of the Notice of Intent to Sell.

(f)   The closing of any purchase and sale of the Offered Shares shall take place 60 days following receipt by the Company of the Notice of Intent to Sell.

(g)   If the Company does not elect to purchase all of the Offered Shares within the period set forth in paragraph (e) hereof, no Shares may be purchased by the Company, and the Grantee shall thereupon be free to dispose of such Shares to the Proposed Offeror(s) strictly in accordance with the terms of the Offer.  If the Offered Shares are not disposed of strictly in accordance with the terms of the Offer within a period of 120 days after the Grantee gives a Notice of Intent to Sell, such Shares may not thereafter be sold without compliance with the provisions hereof.

(h)   All certificates representing the Shares shall bear on the face or reverse side thereof the following legend:

“The shares represented by this certificate are subject to the provisions of the Aceto Corporation 2010 Equity Participation Plan, a copy of which is on file at the offices of the Company.”

20.   Liquidation, Merger or Consolidation. Notwithstanding Section 12(a) hereof, if the Board of Directors approves a plan of complete liquidation or a merger or consolidation (other than a merger or consolidation that would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity), at least 50% of the combined voting power of the voting securities of the Company (or such surviving entity) outstanding immediately after such merger or consolidation), the Committee may, in its sole discretion, upon written notice to the holder of an Option, provide that the Option must be exercised within 20 business days following the date of such notice or it will be terminated.  In the event such notice is given, the Option shall become immediately exercisable in full.

21.   Change in Control.

(a)   Subject to subsection (g) below, upon the occurrence of a Change in Control, all Stock Options and Stock Appreciation Rights granted and outstanding under the Plan to a Grantee shall become immediately exercisable in full regardless of any terms of such a Stock Award to the contrary; provided, however, that the extent to which a Stock Option or Stock Appreciation Right is exercisable shall not be increased under this Section if the Grantee incurred a Termination of Service before the Change in Control.

(b)   Subject to subsection (g) below, upon the occurrence of a Change in Control, the restrictions described in Section 14(b) shall lapse with respect to all Restricted Stock, other than performance Restricted Stock where lapse of restrictions is based on attaining Performance Goals, which are outstanding on the date of the Change in Control; provided, however, that this Section shall not apply  and the provisions of Section 14(b)(ii)(A) shall apply to a Grantee who before the Change in Control incurred a Termination of Service because of a voluntary resignation (other than a Retirement or Permanent Disability), or an involuntary termination by the Company.

(c)   Subject to subsection (g) below, upon the occurrence of a Change in Control, the restrictions described in Section 15(b) shall lapse with respect to all Restricted Stock Units, other than Restricted Stock Units where lapse of restrictions is based on attaining Performance Goals which are outstanding on the date of the Change in Control; provided, however, that this Section shall not apply and the provisions of Section 15(b)(ii)(A) shall apply to a participant who before the Change in Control incurred a voluntary Termination of Service  (other than a Retirement or Permanent Disability), or an involuntary termination by the Company.

(d)   Subject to subsection (g) below, notwithstanding any provision of the Plan to the contrary, in the event of a Change in Control, (i) with respect to Restricted Stock where lapse of restrictions is based on attaining Performance Goals that (A) is held by a Grantee  who is an employee, non-employee director or consultant on the day before the Change in Control, and (B) relates to a performance period that ended before the date of the Change in Control, the restrictions described in Section 14(b) shall lapse on the date of such Change in Control based on achievement  of Performance Goals during the applicable performance period, and (ii) the Company (or any successor thereto as a result of the Change in Control) shall pay (in cash or unrestricted Common Stock) to each Grantee (or his or her beneficiary) the pro rata portion of the Grantee’s Stock with respect to any performance period in which such Change in Control occurs, such payment to be made on as soon as practicable, but in no event later than the 15th day of the third month following such Change in Control. The pro rata portion shall be calculated on the fractional portion (the numerator of the fraction being the number of days between the first day of the applicable performance period and the date of such Change in Control, and the denominator being the total number of days in the applicable performance period) of the Restricted Stock for which the restrictions described in Section 14(b) would have lapsed had the Change in Control not occurred, and the target level of the Performance Goals been achieved for the applicable performance period.

(e)   Subject to subsection (g) below, notwithstanding any provision of the Plan to the contrary, in the event of a Change in Control, (i) with respect to a Restricted Stock Unit where lapse of restrictions is based on attaining Performance Goals that (A) is held by a Grantee who is an employee, non-employee director or consultant on the day before the Change in Control, and (B) relates to a performance period that ended before the date of the Change in Control, the restrictions described in Section 15(b) shall lapse on the date of such Change in Control based on achievement of Performance Goals during the applicable performance period, and (ii) the Company (or any successor thereto as a result of the Change in Control) shall pay (in cash or unrestricted Common Stock) to each Grantee described in subsection (a) (or his or her beneficiary) the pro rata portion of the Grantee’s Restricted Stock Units with respect to any performance period in which such Change in Control occurs, such payment to be made on as soon as practicable, but in no event later than the 15th day of the third month following such Change in Control. The pro rata portion shall be calculated on the fractional portion (the numerator of the fraction being the number of days between the first day of the applicable performance period and the date of such Change in Control, and the denominator being the total number of days in the applicable performance period) of the Restricted Stock Unit for which the restrictions described in Section 15(b) would have lapsed had the Change in Control not occurred, and the target level of performance been achieved for the applicable performance period.

(f)   Subject to subsection (g) below, notwithstanding any provision of the Plan to the contrary, in the event of a Change in Control, (i) with respect to a Bonus Stock right that (A) is held by a Grantee who is an employee, non-employee director or consultant on the day before the Change in Control, and (B) relates to a performance period that ended before the date of the Change in Control, the restrictions described in Section 16(b) shall lapse on the date of such Change in Control based on achievement of Performance Goals during the applicable performance period, and (ii) the Company (or any successor thereto as a result of the Change in Control) shall pay (in cash or unrestricted Common Stock) to each Grantee described herein (or his or her beneficiary) the pro rata portion of the Grantee’s Bonus Stock with respect to any performance period in which such Change in Control occurs, such payment to be made on as soon as practicable, but in no event later than the 15th day of the third month following such Change in Control. The pro rata portion shall be calculated on the fractional portion (the numerator of the fraction being the number of days between the first day of the applicable performance period and the date of such Change in Control, and the denominator being the total number of days in the applicable Performance period) of the Bonus Stock for which the restrictions described in Section 16(b) would have lapsed had the Change in Control not occurred, and the target level of performance been achieved for the applicable performance period.

(g)   Notwithstanding the foregoing, unless otherwise provided in an Award Agreements, or if no rights of the Grantee are reduced, thereafter, no acceleration of vesting or lapsing of restrictions shall occur with respect to a Stock Award if the Committee reasonably determines in good faith, prior to the occurrence of the Change in Control, that the Stock Award shall be continued, assumed, have new rights substituted therefor or be treated in accordance with Section 17 hereof.

22.   Effectiveness of the Plan.  The Plan was adopted by the Board on October 11, 2010 (the “Adoption Date”).   The Plan shall be subject to approval on or before October 11, 2011, which is within one year of the Adoption Date, by the affirmative vote of the holders of a majority of the votes of the outstanding shares of capital stock of the Company present in person or represented by proxy at a meeting of stockholders and entitled to vote thereon (or in the case of action by written consent in lieu of a meeting of stockholders, the number of votes required by applicable law to act in lieu of a meeting) (“Stockholder Approval”).  In the event such Stockholder Approval is withheld or otherwise not received on or before the latter date, the Plan and, unless otherwise provided in the Award Agreement, all Options, SARs, Restricted Stock, Restricted Stock Units and rights to Bonus Shares, that may have been granted hereunder shall become null and void.

23.   Termination, Modification and Amendment.

(a)   The Plan (but not Options or SARs previously granted under the Plan) shall terminate on October 11, 2020 (the “Termination Date”), which is within ten years from the Adoption Date, or sooner as hereinafter provided, and no Stock Award shall be granted after termination of the Plan.  The foregoing shall not be deemed to limit the vesting period for Options, SARs, Restricted Stock, Restricted Stock Units or Stock Bonuses granted pursuant to the Plan.

(b)   The Plan may from time to time be terminated, modified, or amended  if Stockholder Approval of the termination, modification or amendment is obtained.

(c)   Notwithstanding paragraph (b) hereof, the Board of Directors may at any time, on or before the Termination Date, without Stockholder Approval, terminate the Plan, or from time to time make such modifications or amendments to the Plan as it may deem advisable; provided, however, that the Board of Directors shall not, without Stockholder Approval, (i) increase (except as otherwise provided by Section 17 hereof) the maximum number of shares as to which Incentive Stock Options may be granted hereunder, change the designation of the employees or class of employees eligible to receive Incentive Stock Options, or make any other change which would prevent any Incentive Stock Option granted hereunder which is intended to be an “incentive stock option” from qualifying as such under the then existing provisions of the Code or any law amendatory thereof or supplemental thereto or (ii) make any other modifications or amendments that require Stockholder Approval pursuant to applicable law, regulation or exchange requirements including, without limitation, Section 162(m) of the Code.  In the event Stockholder Approval is not received within one year of adoption by the Board of Directors of the change provided for in (i) or (ii) above, then, unless otherwise provided in the Award Agreement (but subject to applicable law), the change and all Stock Awards that may have been granted pursuant thereto shall be null and void.

(d)   Notwithstanding the authority and discretion of the Committee, except in connection with a corporate transaction involving the Company (including, without limitation, any stock dividend, stock split, extraordinary cash dividend, recapitalization, reorganization, merger consolidation, split-up, spin-off, combination, or exchange of shares), the terms of outstanding Stock Awards may not be amended to reduce the exercise price of outstanding Options or SARs or cancel outstanding Options or SARS in exchange for cash, other Stock Awards or Options or SARs with an exercise price that is less than the exercise price of the original Options or SARs without stockholder approval.

(e)   No termination, modification, or amendment of the Plan may, without the consent of the Grantee to whom any Stock Award shall have been granted, adversely affect the rights conferred by such Stock Award.

24.   Not a Contract of Employment.  Nothing contained in the Plan or in any Award Agreement executed pursuant hereto shall be deemed to confer upon any individual or entity to whom a Stock Award is or may be granted hereunder any right to remain in the employ or service of the Company or a parent or subsidiary corporation of the Company or any entitlement to any remuneration or other benefit pursuant to any consulting or advisory arrangement.

25.   Use of Proceeds.  The proceeds from the sale of shares pursuant to Stock Awards granted under the Plan shall constitute general funds of the Company.

26.   Indemnification of Board of Directors or Committee.  In addition to such other rights of indemnification as they may have, the members of the Board of Directors or the Committee, as the case may be, shall be indemnified by the Company to the extent permitted under applicable law against all costs and expenses reasonably incurred by them in connection with any action, suit, or proceeding to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan or any rights granted thereunder and against all amounts paid by them in settlement thereof or paid by them in satisfaction of a judgment of any such action, suit or proceeding, except a judgment based upon a finding of bad faith.  Upon the institution of any such action, suit, or proceeding, the member or members of the Board of Directors or the Committee, as the case may be, shall notify the Company in writing, giving the Company an opportunity at its own cost to defend the same before such member or members undertake to defend the same on his or their own behalf.

27.   Captions.  The use of captions in the Plan is for convenience.  The captions are not intended to provide substantive rights.

28. Disqualifying Dispositions.  If Common Stock acquired upon exercise of an Incentive Stock Option granted under the Plan is disposed of within two years following the date of grant of the Incentive Stock Option or one year following the issuance of the Common Stock to the Grantee, or is otherwise disposed of in a manner that results in the Grantee being required to recognize ordinary income, rather than capital gain, from the disposition (a “Disqualifying Disposition”), the holder of the Common Stock shall, immediately prior to such Disqualifying Disposition, notify the Company in writing of the date and terms of such Disqualifying Disposition and provide such other information regarding the Disqualifying Disposition as the Company may reasonably require.

29.   Withholding Taxes.

(a)   Whenever under the Plan shares of Common Stock are to be delivered to a Grantee upon exercise of a Nonstatutory Stock Option or to a Grantee of Restricted Stock, Restricted Stock Units or a Stock Bonus, the Company shall be entitled to require as a condition of delivery that the Grantee remit or, at the discretion of the Committee, agree to remit when due, an amount sufficient to satisfy all current or estimated future Federal, state and local income tax withholding requirements, including, without limitation, the employee’s portion of any employment tax requirements relating thereto.  At the time of a Disqualifying Disposition, the Grantee shall remit to the Company in cash the amount of any applicable Federal, state and local income tax withholding and the employee’s portion of any employment taxes.

(b)   The Committee may, in its discretion, provide any or all holders of Nonstatutory Stock Options or Grantees of Restricted Stock, Restricted Stock Units or a Stock Bonus with the right to use shares of Common Stock in satisfaction of all or part of the withholding taxes to which such holders may become subject in connection with the exercise of their Options or their receipt of Restricted Stock or Stock Bonus.  Such right may be provided to any such holder in either or both of the following formats:

(i)   The election to have the Company withhold, from the shares of Common Stock otherwise issuable upon the exercise of such Nonstatutory Stock Option, or otherwise deliverable as a result of the vesting of Restricted Stock or Restricted Stock Units, or the satisfaction of the conditions, limitations and restrictions with respect to a Stock Bonus, a portion of those shares with an aggregate Fair Market Value equal to the percentage of the withholding taxes (not to exceed 100%) designated by the holder.

(ii)   The election to deliver to the Company, at the time the Nonstatutory Stock Option is exercised or Restricted Stock is granted or vested or the conditions, limitations and restrictions are satisfied for a Stock Bonus, one or more shares of Common Stock previously acquired by such holder (other than in connection with the Option exercise or Restricted Stock, Restricted Stock Unit or Stock Bonus grant triggering the withholding taxes) with an aggregate Fair Market Value equal to the percentage of the withholding taxes (not to exceed 100%) designated by the holder.

30.   Other Provisions.  Each Stock Award under the Plan may contain such other terms and conditions not inconsistent with the Plan as may be determined by the Committee, in its sole discretion.  Notwithstanding the foregoing, each Incentive Stock Option granted under the Plan shall include those terms and conditions which are necessary to qualify the Incentive Stock Option as an “incentive stock option” within the meaning of Section 422 of the Code and the regulations thereunder and shall not include any terms and conditions which are inconsistent therewith.

31.   Governing Law.  The Plan shall be governed by, and all questions arising hereunder shall be determined in accordance with, the laws of the State of New York, excluding choice of law principles thereof.

32.   Section 409A of the Code.  Although the Company does not guarantee the particular tax treatment of Stock Award granted under this Plan, Stock Awards made under this Plan are intended to comply with, or be exempt from, the applicable requirements of Section 409A of the Code and this Plan and any Award Agreement hereunder shall be limited, construed and interpreted in accordance with such intent.  To the extent that any Award is subject to Section 409A of the Code, it shall be paid in a manner that will comply with Section 409A of the Code, including proposed, temporary or final regulations or any other guidance issued by the Secretary of the Treasury and the Internal Revenue Service with respect thereto.  In no event whatsoever shall the Company or any of its affiliates be liable for any additional tax, interest or penalties that may be imposed on a Grantee by Section 409A of the Code or any damages for failing to comply with Section 409A of the Code Section 409A or this Section 32. Notwithstanding anything in the Plan or in a Stock Award to the contrary, the following provisions shall apply to any Stock Award granted under the Plan that constitutes "non-qualified deferred compensation" pursuant to Section 409A of the Code (a “409A Covered Award”):

(a)   A termination of employment shall not be deemed to have occurred for purposes of any provision of a 409A Covered Award providing for payment upon or following a termination of the Grantee’s employment unless such termination is also a "Separation from Service" within the meaning of Code Section 409A and, for purposes of any such provision of 409A Covered Award, references to a "termination," "termination of employment" or like terms shall mean Separation from Service. Notwithstanding any provision to the contrary in the Plan or the Stock Award, if the Grantee is deemed on the date of the Grantee’s Termination of Service to be a “specified employee” within the meaning of that term under Code Section 409A(a)(2)(B) and using the identification methodology selected by the Company from time to time, or if none, the default methodology set forth in Code Section 409A, then with regard to any such payment under a 409A Covered Award, to the extent required to be delayed in compliance with Code Section 409A(a)(2)(B), such payment shall not be made prior to the earlier of (i) the expiration of the six (6)-month period measured from the date of the Grantee’s Separation from Service, and (ii) the date of the Grantee’s death (the “Delay Period”). All payments delayed pursuant to this Section 32 shall be paid to the Grantee on the first day of the seventh month following the date of the Grantee’s Separation from Service or, if earlier, on the date of the Grantee’s death.

(b)   Whenever a payment under a 409A Covered Award specifies a payment period with reference to a number of days, the actual date of payment within the specified period shall be within the sole discretion of the Company.

(c)   If under the 409A Covered Award an amount is to be paid in two or more installments, for purposes of Code Section 409A, each installment shall be treated as a separate payment.

Exhibit A

PERFORMANCE GOALS

Performance Goals for the purposes of the vesting of performance-based Stock Awards shall be based upon one or more of the following business criteria (which may be determined for these purposes by reference to (i) the Company as a whole, (ii) any of the Company’s subsidiaries, operating divisions, regional business units or other operating units, or (iii) any combination thereof): profit before taxes, stock price, market share, gross revenue, net revenue, pre-tax income, operating income, cash flow, earnings per share, return on equity, return on invested capital or assets, cost reductions and savings, return on revenues or productivity, or any other business criteria the Committee deems appropriate, which may be modified at the discretion of the Committee to take into account significant nonrecurring items, or event or events either not directly relating to the operations of the Company or not within the reasonable control of the Company’s management, or a change in accounting standards required by generally accepted accounting principles, or which may be adjusted to reflect such costs or expense as the Committee deems appropriate.

*** Exercise Your Right to Vote ***
Important Notice Regarding the Availability of Proxy Materials for the
Shareholder Meeting to Be Held on December 02, 2010

Meeting Information

ACETO CORPORATION	Meeting Type: Annual Meeting
For holders as of: October 6, 2010
Date: December 02, 2010 Time: 10:00 AM EST
	Location:	One Hollow Lane Lake Success, NY

You are receiving this communication because you hold shares in the above named company.
ACETO CORPORATION ATTN: THEODORE AYVAS ONE HOLLOW LANE LAKE SUCCESS, NY 11042-1215

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

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Voting Items
The Board of Directors recommends a vote FOR the following:

1 Election of Directors Nominees
01 Albert L. Eilender	02 Vincent G. Miata	03 Robert A. Wiesen	04 Hans C. Noetzli	05 William N. Britton
06 Richard P. Randall

The Board of Directors recommends a vote FOR proposals 2 and 3.

2	To approve the Aceto Corporation 2010 Equity Participation Plan.

3	Ratify the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for the current fiscal year.

NOTE: In their discretion with respect to such other business as may properly come before the meeting or any adjournment thereof.

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ACETO CORPORATION ATTN: THEODORE AYVAS ONE HOLLOW LANE LAKE SUCCESS, NY 11042-1215
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		For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.
The Board of Directors recommends a vote FOR the following:
Vote on Directors		☐	☐	☐
1 Election of Directors
Nominees
01 Albert L. Eilender	02 Vincent G. Miata	03 Robert A. Wiesen			04 Hans C. Noetzli	05 William N. Britton
06 Richard P. Randall

The Board of Directors recommends a vote FOR proposals 2 and 3.		For	Against	Abstain

2	To approve the Aceto Corporation 2010 Equity Participation Plan.	☐	☐	☐

3	Ratify the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for the current fiscal year.	☐	☐	☐

NOTE: In their discretion with respect to such other business as may properly come before the meeting or any adjournment thereof.

For address change/comments, mark here. (see reverse for instructions)		☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date		Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement, Annual Report, Shareholder Letter is/are available at www.proxyvote.com.

ACETO CORPORATION ANNUAL MEETING OF SHAREHOLDERS THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

The undersigned, revoking all previous proxies, hereby constitutes and appoints Albert L. Eilender and Douglas Roth, and each of them, proxies with full power of substitution to vote for the undersigned all shares of Aceto Corporation's Common Stock which the undersigned would be entitled to vote if personally present at the Annual Meeting of Shareholders to be held on December 2, 2010 at the Company's offices, One Hollow Lane, Lake Success, New York, at 10:00 a.m., Eastern Standard Time, and at any adjournment thereof, upon the matters described in the accompanying Proxy Statement and upon any other business that may properly come before the meeting or any adjournment thereof. Said proxies are directed to vote or refrain from voting as checked on the reverse side upon the matters listed on the reverse side, and otherwise in their discretion.

PLEASE INDICATE HOW YOUR SHARES ARE TO BE VOTED. IF NO SPECIFIC VOTING INSTRUCTIONS ARE GIVEN, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS RECOMMENDED BY THE BOARD OF DIRECTORS. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL IN ITEM 1 AND A VOTE FOR ITEMS 2 AND 3.

Address change/comments:
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(If you noted any Address Changes and/or Comments above, please mark corresponding box on the reverse side.)

Continued and to be signed on reverse side